UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3462

Meeder Funds Trust
6125 Memorial Drive
Dublin, OH   43017

Bruce McKibben
c/o Meeder Funds Trust
6125 Memorial Drive
Dublin, OH   43017

Registrant’s telephone number, including area code:  800-325-3539

Date of fiscal year end:  December 31, 2014

Date of reporting period:  June 30, 2014

Item 1.  Report to Stockholders.

TABLE OF CONTENTS

Letter to Shareholders	1
Muirfield Fund®	4
Quantex FundTM	6
Aggressive Growth Fund	8
Dynamic Growth Fund	10
Strategic Growth Fund	12
Utilities and Infrastructure Fund	14
Balanced Fund	16
Total Return Bond Fund	18
Money Market Fund	20
Shareholder Expense Analysis	22
Disclosures	23
Fund Holdings & Financial Statements	25

LETTER TO SHAREHOLDERS June 30, 2014

During the opening months of 2014, a sharp drop-off in the pace of economic data sparked concern among some investors that a swoon was underway, while others maintained that the setback was temporary due to the impact of adverse weather conditions.  Given the strong rebound in various economic reports received during the second quarter, it appears that those in the latter camp were correct. Various measures of economic strength performed well during the past couple months.  For instance, the employment report showed a gain of 288,000 jobs in June, while existing home sales increased 4.9% (chart 1) according to a report on May activity.  These levels stand in stark contrast to reports from the first quarter, which showed outright declines in housing data while monthly job additions averaged less than 200,000. As a result, some economists are now estimating that second quarter  gross  domestic  product  (GDP), a broad  gauge  of economic activity, accelerated to over 3.0% annualized growth compared to the first quarter decline of 2.9%. In response, the S&P 500 Index increased 5.23% during the second quarter, bringing the year-to-date  gain to 7.14%. Stock markets around the world are rebounding as well, with the MSCI Emerging Markets Index posting an increase of 6.60% in the second quarter. Following the volatility in economic data, interest rates have experienced overall declines this year, with the 10-year U.S. Treasury yield ending the second quarter at 2.53% compared to 3.03% at the start of the year. The broader bond market, as evidenced by the Barclays U.S. Aggregate Bond Index, gained 2.04%  in the quarter, which brings the year-to-date return to 3.93%.

Improving Economic Data

A collective sigh of relief was expressed by economists and investors alike as we progressed through the second quarter and realized that the economic weakness experienced during the first few months of 2014 was transitory.  Regardless of the cause of the first quarter downturn, which was almost universally attributed to the harsh winter, it was the fourth largest quarterly decline in GDP in the past 30 years.  For us, it is reassuring to witness  such a sharp rebound in key economic statistics, including gauges related to the employment and housing market discussed earlier.  There are other notable improvements that we would highlight as well, such as the Institute for Supply Management’s index of manufacturing and service sector activity. These indexes, which provide more timely insight into economic activity than the GDP report, are firmly indicating expansion in key sectors of the economy.  We are also encouraged by the continued gains made by the Conference Board’s Consumer Confidence Index, which in June reached the highest levels since January 2008 and is reflective of improving business conditions as well as gains in the labor market.

Opportunities in International Markets

As we reflect on our portfolio allocations during the first half of 2014, the most significant change in positioning was our exposure to international markets.  Over the past several years, the challenges facing the international markets have been substantial, and include the European debt crisis, economic instability in emerging markets, and uncertainty over the impact from global monetary policy. In response, developed international and emerging market equities have returned 8.25% and 3.85% annualized (chart 2) since the end of 2009, compared to the S&P 500 return of 15.77%. While these issues have led to underperformance of emerging market and developed international equities relative to the U.S., it has also created opportunities. For instance, during the

2014 Semiannual Report | June 30, 2014	Page 1

second quarter, our quantitative methodology that evaluates domestic and international equity securities began to identify attractive valuations in several international markets, especially in emerging market countries. In addition, our momentum factors shifted in favor of international regions, while the currency factors we utilize were showing preference for emerging markets.  Finally, an index of global leading economic indicators began to show signs of stabilization, which may portend acceleration in global economic growth. Due to these developments, we implemented tactical exposure to international markets, particularly in emerging markets. As of the end of the second quarter, we had our largest exposure to international securities in over three years.

Outlook

The gains in both the stock and bond markets have caught many investors by surprise this year. Few anticipated that equity securities would continue their ascent following the outstanding gains registered in 2013, and prognosticators mostly expected that interest rates would be a one-way bet: up. As we have commented often in recent quarters, our view is that domestic stocks are in line with historical valuations and thus fairly valued, and may be attractively valued given the low level of inflation and interest rates. Throughout the first half of 2014, our quantitative Asset Allocation Model (we strongly encourage you to read the 1Q 2014 Progress Report for a brief overview of our investment models) maintained a positive bias toward stocks, which led us to remain close to fully invested in our defensive equity strategies. Going forward, we believe investor views toward tightening of the Fed’s monetary policy will be the most important driver of stock and bond market returns. More specifically, investors will carefully monitor economic and inflation data in order to gauge the timing of an increase in the fed funds rate, which has remained  near zero since 2008. Although it seems strange, stronger performance out of the economy and labor market could actually lead to stock market volatility, as investors would anticipate interest rate hikes sooner rather than later. As of June 30, 2014, the Fed has remained committed to ensuring that the economic recovery is durable, and has signaled that they remain wary of withdrawing monetary support too soon. This should continue to create a favorable backdrop for stocks over the near-term.

Final Thoughts

As we monitor the capital markets and our investment models, we will continuously evaluate our defensive position in the Muirfield Fund® and the equity portion of the Balanced Fund. We will look for opportunities to adjust portfolio weights among growth and value stocks, large-, mid-, and small- caps, and domestic and international investments in order to enhance returns and manage risk for our clients. We will continue to proactively manage our sector exposures and will make adjustments as our investment models evolve, and we will continue to select securities that we believe are best positioned to outperform. In our fixed income Funds, we will look to enhance returns by managing credit quality as well as adjusting portfolio duration.

On behalf  of all the associates of Meeder Investment Management and the Meeder Funds®, we thank you for the trust and confidence you have placed in our investment management services.

Robert S. Meeder
President Meeder Funds® June 30, 2014

Page 2	2014 Semiannual Report | June 30, 2014

Fund Performance June 30, 2014

Muirfield Fund®

The Meeder Muirfield Fund® returned 6.62% for the six-month period ended June 30, 2014 compared to its custom benchmark index return of 4.24%  and the S&P 500 Index return of 7.14%. The Fund has outperformed  its custom benchmark over the 1-, 3-, 5-, and 10-year periods.

In the Muirfield Fund®, we entered the year fully invested in equities following output from our investment model that indicated a favorable risk/reward  dynamic in the stock market.  Toward the end of the second quarter, we established a modest defensive position in cash due to the presence of near-term risks in the stock market.  In our equity exposure during the first quarter, we maintained our overweight positions in the technology, healthcare, and consumer discretionary sectors while being underweight the consumer staples, industrial, and telecom sectors.  We also maintained our exposure to mid- and small-cap investments, although we reduced our positions in these market capitalization ranges as the year progressed. In the second quarter, we generally maintained our sector exposures, but also began to initiate positions in international markets. While we initially focused on adding developed international exposure, our quantitative investment model that evaluates domestic and international securities evolved to favor emerging markets. As a result, we eliminated our position in developed international securities and ended the period with an allocation to emerging market equity securities.

Relative to the S&P 500 Index, our allocation decisions among the healthcare and industrials sector benefited performance, while our allocation to the consumer discretionary sector detracted from performance. Stock selection in the technology sector was the strongest contributor to our results, while selection in the energy and consumer discretionary sectors were additive to relative performance as well. Stock selection in the healthcare sector provided the largest drag on performance.  Our top performing holding for the period was Hillshire Brands, while Nu Skin Enterprises was our worst performing security.  Overall, our positions in international securities detracted from relative performance for the period.

The Fund also incorporates the use of equity derivatives, such as stock index futures contracts, in order to equitize cash balances held in the Fund. For the year-to-date period through June 30, 2014, the use of equity derivatives has benefited the performance of the Fund as the domestic stock market has outperformed the return on cash investments, which are generally held in money market mutual funds.

Page 4	2014 Semiannual Report | June 30, 2014

Period & Average Annual Total Returns as of June 30, 2014 (Unaudited)

	YTD	1 Year	3 Year	5 Year	10 Year
Muirfield Fund® Expense Ratios: Net Audited 1.22% Gross 1.62%+	6.62%	26.47%	12.07%	13.65%	5.66%
Blended Index1	4.24%	14.25%	9.87%	11.20%	5.54%
S&P 500 Index	7.14%	24.61%	16.59%	18.83%	7.78%

Sector Concentration
as of June 30, 2014

Top 10 Holdings as of June 30, 2014		% of total net assets
1.	iShares MSCI Emerging Markets ETF	13.2%
2.	Hewlett-Packard Co.	3.0%
3.	Apple, Inc.	2.9%
4.	Western Digital Corp.	2.7%
5.	Pfizer, Inc.	2.4%
6.	Xerox Corp.	2.2%
7.	Oracle Corp.	2.2%
8.	Intel Corp.	2.1%
9.	ConocoPhillips	2.1%
10.	Wells Fargo & Co.	2.0%

Excluding cash. The Fund has invested in stock index futures contracts in order to equitize cash balances.

Inception Date: 8/10/88

2014 Semiannual Report | June 30, 2014	Page 5

Quantex Fund™

The Meeder Quantex Fund™ returned 8.45% for the year-to-date  period ended June 30, 2014. For the same time period, the S&P MidCap 400 and the Russell 2000 Indices returned 7.50% and 3.19%, respectively. For the period ended June 30, 2014, the Quantex Fund™  outperformed  both the S&P MidCap 400 Index and the Russell 2000 Index for the 1-, 3-, and 5-year time period.

We have consistently employed our quantitative  stock selection process since April 30, 2005 for the Quantex Fund™. We utilize quantitative rankings to determine which securities are to be held in the Fund on an annual basis, and as a result, the Fund is rebalanced annually in January. Currently, there is a strong preference for value holdings, with mid-cap value companies comprising 50% of the Fund, followed by mid-cap core with 34%, and mid-cap growth with 15%. Small-cap holdings of 1% comprise the remainder according to our quantitative allocation rankings as of June 30th.

Relative to the S&P 400 MidCap Index, stock selection within the technology and energy sectors provided the greatest benefit to the Fund, while our overweight allocation to the telecom sector benefited performance as well. The largest detractor from performance was our stock selection in the materials and consumer staples sectors. Stock selection in the utilities sector contributed to performance, while our underweight allocation to consumer staples detracted from returns. However, the Fund benefited from other sector allocation decisions, including an overweight to the energy sector during the first half of 2014.

For the first half of 2014, many stocks contributed positively to the performance of the Fund. The top performing stock for the period was Newfield Exploration, which was up 79%. Other top performers for the first half include Nabors (up 73%) and Electronic Arts (up 56%). The largest detractors from performance during the period were Cliffs Natural Resources (down 42%), Verisign (down 19%), and PetSmart (down 17%).

The Fund also incorporates the use of equity derivatives, such as stock index futures contracts, in order to equitize cash balances held in the Fund. For the year-to-date period through June 30, 2014, the use of equity derivatives has benefited the performance of the Fund as the domestic stock market has outperformed the return on cash investments, which are generally held in money market mutual funds

Page 6	2014 Semiannual Report | June 30, 2014

Period & Average Annual Total Returns as of June 30, 2014 (Unaudited)

	YTD	1 Year	3 Year	5 Year	4/30/05 – 6/30/14	10 Year
Quantex Fund™ Expense Ratios: Net Audited 1.52% Gross 1.94%+	8.45%	28.90%	17.39%	24.79%	11.14%	10.21%
Blended Index2	5.33%	24.46%	14.95%	20.97%	10.32%	9.64%
Russell 2000 Index	3.19%	23.64%	14.57%	20.21%	9.66%	8.70%
S&P 400 MidCap Index	7.50%	25.24%	15.26%	21.67%	10.90%	10.51%

Sector Concentration
as of June 30, 2014

Top 10 Holdings as of June 30, 2014		% of total net assets
1.	Newfield Exploration Co.	1.5%
2.	Nabors Industries, Ltd.	1.5%
3.	Electronic Arts, Inc.	1.3%
4.	Pepco Holdings, Inc.	1.2%
5.	Harman International Industries, Inc.	1.1%
6.	Integrys Energy Group, Inc.	1.1%
7.	First Solar, Inc.	1.1%
8.	Edwards Lifesciences Corp.	1.1%
9.	Allegion PLC	1.1%
10	Allegheny Technologies, Inc.	1.1%

The Fund has invested in stock index futures contracts in order to equitize cash balances held in the Fund.

Inception Date: 3/20/85

The Quantex Fund™ was previously known as The Highlands Growth Fund. On April 30, 2005, The Highlands Growth Fund changed its name to the Quantex Fund™, also changing the Fund’s investment objective and strategies. The Highlands Growth Fund focused on large-cap equities, while the Quantex Fund™ invests primarily in small- and mid-cap equities. Due to this change in strategies on April 30, 2005, the S&P 500 Index is a more comparative index for Fund performance prior to April 30, 2005. The Russell 2000 Index and S&P 400 MidCap Index are more comparative indices for Fund performance after April 30, 2005.

2014 Semiannual Report | June 30, 2014	Page 7

Aggressive Growth Fund

The Meeder Aggressive Growth Fund returned 7.15% for the year-to-date period ended June 30, 2014 compared to the S&P 500 Index return of 7.14%.

During the first quarter, we maintained a value bias while actively seeking growth sectors in accordance with our quantitative investment models. This balance proved beneficial for fund performance relative to the S&P 500 Index as growth and value strategies performed differently throughout the quarter. We maintained our exposure to mid- and small-cap stocks in the first quarter, although we decreased our positions as the quarter progressed. Our sector allocations remained fairly stable, and we were able to limit sector turnover by implementing style shifts at the stock-specific level. Stock selection within the consumer staples sector was the largest laggard on relative portfolio performance as Nu Skin Enterprises was the Fund’s worst performing stock for the period. Also dragging on performance were our relative weights to the consumer discretionary and utilities sectors. Both our overweight allocation and security selection within the technology sector contributed positively to relative performance. The top performing stock within the Fund for the quarter was Green Plains. Also contributing positively to relative performance was Nabors Industries and our security selection within the consumer discretionary sector.

During the second quarter, we actively rotated our exposure among market  capitalizations  in accordance with our quantitative investment models. While we maintained our exposure to mid-cap securities, we reduced our exposure to small-cap stocks as the quarter progressed due primarily to intermediate-term momentum factors. The most significant change to our allocation in the second quarter was the decision to add international exposure. Momentum, valuation, and currency factors favored international securities, especially in emerging markets. Within the domestic portion of the portfolio, stock selection within the technology sector was the largest detractor on relative portfolio performance. Also detracting from relative performance was our stock selection in the industrial sector. However, this was offset by our relative underweight to the overall sector. Also detracting from portfolio performance was stock selection within the health care sector. Offsetting these drags to performance was our underweight allocation to the financial sector. In addition, our security selection within the financial sector added the most to performance. The Fund’s best performing stock for the second quarter was Hillshire Brands after a buyout offer generated competing bids for the company’s assets. The Fund’s worst performing stock was Brocade.

The Fund also incorporates the use of equity derivatives, such as stock index futures contracts, in order to equitize cash balances held in the Fund. For the year-to-date period through June 30, 2014, the use of equity derivatives has benefited the performance of the Fund as the domestic stock market has outperformed the return on cash investments, which are generally held in money market mutual funds.

Page 8	2014 Semiannual Report | June 30, 2014

Period & Average Annual Total Returns as of June 30, 2014 (Unaudited)

	YTD	1 Year	3 Year	5 Year	10 Year
Aggressive Growth Fund Expense Ratios: Net Audited 1.35% Gross 1.74%+	7.15%	27.76%	12.69%	15.85%	6.39%
S&P 500 Index	7.14%	24.61%	16.59%	18.83%	7.78%

Sector Concentration
as of June 30, 2014

Top 10 Holdings as of June 30, 2014		% of total net assets
1.	iShares MSCI Emerging Markets ETF	24.4%
2.	Hewlett-Packard Co.	3.8%
3.	Western Digital Corp.	3.4%
4.	Xerox Corp.	2.9%
5.	American International Group, Inc.	2.5%
6.	Hess Corp.	2.5%
7.	Becton Dickinson and Co.	2.4%
8.	Occidental Petroleum Corp.	2.2%
9.	Oracle Corp.	2.2%
10.	Altria Group, Inc.	2.0%

Excluding cash. The Fund has invested in stock index futures contracts in order to equitize cash balances.

Inception Date: 2/29/00

2014 Semiannual Report | June 30, 2014	Page 9

Dynamic Growth Fund

The Meeder Dynamic Growth Fund returned 5.99% for the year-to-date period ended June 30, 2014 compared to the S&P 500 Index return of 7.14%.

During the first quarter, we maintained a value bias while actively seeking growth sectors in accordance with our quantitative investment models. This balance proved beneficial for fund performance relative to the S&P 500 Index as growth and value strategies performed differently throughout the quarter. We maintained our exposure to mid- and small-cap stocks in the first quarter, although we decreased our positions as the quarter progressed. Our sector allocations remained fairly stable, and we were able to limit sector turnover by implementing style shifts at the stock-specific level. Stock selection within the financial sector was the largest laggard on relative portfolio performance as our overweight to Principal Financial Group’s was impacted by the stock’s negative performance. Also dragging on performance were our relative weights to the consumer discretionary and utilities sectors. Both our overweight allocation and security selection within the technology sector contributed positively to relative performance. In addition, our security selection in the industrial sector helped performance. The top performing stock within  the Fund for the quarter was Lexmark International. Also contributing positively to relative performance was Hewlett-Packard and our security selection within the consumer discretionary sector.

During the second quarter, we actively rotated our exposure among market capitalizations in accordance with our quantitative investment models. While we maintained a modest weight to mid-cap securities, we reduced our exposure slightly as the quarter progressed due primarily to intermediate-term momentum factors. The most significant change to our allocation in the second quarter was the decision to add international exposure. Momentum, valuation, and currency factors favored international securities. While we built a modest position in developed international markets throughout the quarter, our quantitative model ended up pointing more heavily toward emerging markets by the end of the quarter. Within the domestic portion of the portfolio, stock selections within the healthcare and consumer staples sectors were the largest detractors on relative portfolio performance. Also detracting from portfolio performance were our sector underweights to the health care and utilities sectors. Our underweight allocation and security selection within the financial sector contributed positively to relative performance in addition to our underweight allocation to industrials. The Fund’s best performing stock for the second quarter was ConocoPhillips. The Fund’s worst performing stock was RR Donnelley & Sons.

The Fund also incorporates the use of equity derivatives, such as stock index futures contracts, in order to equitize cash balances held in the Fund. For the year-to-date period through June 30, 2014, the use of equity derivatives has benefited the performance of the Fund as the domestic stock market has outperformed the return on cash investments, which are generally held in money market mutual funds.

Page 10	2014 Semiannual Report | June 30, 2014

Period & Average Annual Total Returns as of June 30, 2014 (Unaudited)

	YTD	1 Year	3 Year	5 Year	10 Year
Dynamic Growth Fund Expense Ratios: Net Audited 1.22% Gross 1.66%+	5.99%	25.90%	13.62%	15.88%	6.42%
S&P 500 Index	7.14%	24.61%	16.59%	18.83%	7.78%

Sector Concentration
as of June 30, 2014

Top 10 Holdings as of June 30, 2014		% of total net assets
1.	iShares MSCI Emerging Markets ETF	14.5%
2.	Hewlett-Packard Co.	3.2%
3.	Western Digital Corp.	2.9%
4.	Apple, Inc.	2.9%
5.	JPMorgan Chase & Co.	2.5%
6.	Xerox Corp.	2.5%
7.	Pfizer, Inc.	2.5%
8.	Intel Corp.	2.4%
9.	Wells Fargo & Co.	2.3%
10.	Oracle Corp.	2.3%

Excluding cash. The Fund has invested in stock index futures contracts in order to equitize cash balances.

Inception Date: 2/29/00

2014 Semiannual Report | June 30, 2014	Page 11

Strategic Growth Fund

The Meeder Strategic Growth Fund returned 8.80% for the six-month period ended June 30, 2014 compared to the S&P 500 Index return of 7.14%.  The Strategic Growth Fund is fully invested in the equity market at all times, and holds a fixed allocation across six distinct investment categories. The mix of investments selected to represent each investment category is variable and actively managed by using our proprietary investment selection process.  The targeted fixed allocation is comprised of the following: 30% international, 25% large-cap, 20% mid-cap, 10% small-cap, 7.5% real estate, and 7.5% commodities.

Within each respective category, we seek to identify stocks and funds that will outperform their respective benchmark by utilizing an evaluation process based on fundamental and momentum factors.  Securities that fall out of favor within our models are sold and replaced with investments ranked higher by our quantitative evaluation process.

In the first half of 2014, the Fund benefited from its allocation to real estate and mid-cap investments compared to the performance of the S&P 500 Index.  However, the small-cap and international categories detracted from performance relative to the S&P 500 as historically  elevated valuations impacted domestic small capitalization companies while concerns lingered regarding outlook for the Eurozone. Fund selections in the international category also underperformed their respective benchmarks.

Within our domestic stock selection, we experienced favorable results in the consumer discretionary, technology, and energy sector. Stock selection in the materials sector detracted from performance. For the year-to-date period, our top performing holdings on a total return basis were Hillshire Brands and Ashford Hospitality, while our worst performing holdings were Nu Skin Enterprises and Best Buy.

The Fund also incorporates the use of equity derivatives, such as stock index futures contracts, in order to equitize cash balances held in the Fund. For the year-to-date period through June 30, 2014, the use of equity derivatives has benefited the performance of the Fund as the domestic stock market has outperformed the return on cash investments, which are generally held in money market mutual funds.

Page 12	2014 Semiannual Report | June 30, 2014

Period & Average Annual Total Returns as of June 30, 2014 (Unaudited)

	YTD	1 Year	3 Year	5 Year	10 Year
Strategic Growth Fund Expense Ratios: Net Audited 1.23% Gross 1.75%+	8.80%	26.44%	6.69%	16.00%	4.70%
Blended Index3	7.57%	20.86%	11.52%	6.99%	6.15%
Blended Index4	7.01%	10.67%	7.17%	16.20%	6.40%
S&P 500 Index	7.14%	24.61%	16.59%	18.83%	7.78%

Sector Concentration
as of June 30, 2014

Top 10 Holdings as of June 30, 2014		% of total net assets
1.	iShares MSCI EAFE ETF	7.9%
2.	Oppenheimer Developing Markets Fund	7.5%
3.	iShares MSCI Emerging Markets ETF	7.1%
4.	Oppenheimer International Growth Fund	6.4%
5.	Patterson-UTI Energy, Inc.	2.8%
6.	Hewlett-Packard, Co.	2.6%
7.	Western Digital Corp.	2.6%
8.	Xerox Corp.	2.4%
9.	PPG Industries, Inc.	1.8%
10.	Computer Sciences Corp.	1.6%

Excluding cash. The Fund has invested in stock index futures contracts in order to equitize cash balances.

Inception Date: 1/31/06

On August 25, 2008, The Focused Growth Fund became known as The Strategic Growth Fund and its investment strategy changed. The Focused Growth Fund focused on equity ETFs targeting various styles, sectors and capitalization ranges of the stock market, while The Strategic Growth Fund holds a fixed allocation across six distinct equity investment categories. Due to the change in strategy, the S&P 500 Index is a more comparative index for fund performance prior to August 25, 2008, while the blended indexes along with the S&P 500 Index are more comparative indices for fund performance after August 25, 2008.

2014 Semiannual Report | June 30, 2014	Page 13

Utilities and Infrastructure Fund

The Meeder Utilities & Infrastructure Fund returned 13.03% for the year-to-date period ended June 30, 2014 compared to the benchmark Russell 3000 Utilities Index return of 12.30%.  The Fund also outperformed its benchmark for the 1-, 3-, 5-, and 10-year periods.

During the first quarter, large-cap electric utilities were surprisingly strong in contrast to the negative sentiment that prevailed during the prior year. Usage was strong due to severe winter weather, while economic data was far from robust and interest rates did not provide the kind of headwind that many were expecting.  In our portfolio, the year began with a timely purchase of Capstone Turbine, the world’s leading manufacturer  of micro-turbines  used to provide electricity  to remotely located infrastructure as well as backups. Capstone is experiencing strong demand from oil, gas, and mining companies that are traveling far afield for new reserves, particularly outside North America. To fund this purchase, as well as others in the quarter, we sold Turkcell due to the volatile political environment in Turkey, and took advantage of strong prices  to sell or trim  ARRIS, Ensco, ITC, Corning, National Grid, Questar, NiSource, Qualcomm, and Black Hills.

Strong contributions from companies producing, transporting, and processing natural gas and renewable energy drove portfolio returns in the second quarter. In June, the Supreme Court put to bed any doubt about the EPA’s authority to implement its plan to reduce power plant emissions 30% by 2030. An economy powered by cleaner-burning  natural gas and renewables continues to emerge, and there are plentiful opportunities for those companies building and enabling the massive infrastructure  required.  This quarter we initiated a position in Ormat Technologies, the world’s largest private producer of geothermal power. Ormat designs, builds, owns, and operates utility-scale generation facilities, the bulk of which are located in Nevada, California, and Hawaii.  Long-time holding American Tower turned in strong performance for the quarter on better than expected earnings and an acquisition of 4,600 cell towers in Brazil. Looking ahead, infrastructure is the critical bottleneck for economic and social development. As of June 30, 2014, we were invested in this theme, and believed it provides a durable tailwind for our companies.

Page 14	2014 Semiannual Report | June 30, 2014

Period & Average Annual Total Returns as of June 30, 2014 (Unaudited)

	YTD	1 Year	3 Year	5 Year	10 Year
Utilities and Infrastructure Fund Expense Ratios: Net Audited 1.87% Gross 1.99%+	13.03%	27.69%	13.27%	16.27%	10.30%
Russell 3000 Utilities Index	12.30%	16.43%	13.02%	14.81%	9.23%

Sector Concentration
as of June 30, 2014

As a percentage of total net assets Concentrations are subject to change.

Top 10 Holdings as of June 30, 2014		% of total net assets
1.	Williams Companies, Inc.	5.0%
2.	Enterprise Products Partners L.P.	4.6%
3.	American Tower Corp.	3.9%
4.	Macquarie Infrastructure Co. LLC	3.9%
5.	Energy Transfer Equity L.P.	3.7%
6.	National Fuel Gas Co.	3.6%
7.	Veolia Environnement SA	3.6%
8.	American Water Works Company, Inc.	3.6%
9.	General Electric Co.	3.5%
10.	Telephone & Data Systems, Inc.	3.4%

Excluding cash. The Fund has invested in stock index futures contracts in order to equitize cash balances.

Inception Date: 6/21/95

The Utilities and Infrastructure Fund was previously known as The Total Return Utilities Fund. On June 30, 2011, the Total Return Utilities Fund changed its name to the Utilities and Infrastructure Fund, but the investment strategy remained the same.

2014 Semiannual Report | June 30, 2014	Page 15

Balanced Fund

The Meeder Balanced Fund returned 5.73%  for the six-month period ended June 30, 2014 compared to its custom benchmark  index return of 4.17%  and the S&P 500 Index return of 7.14%.   Furthermore,  the Fund has outperformed  its custom benchmark over the 1-, 3-, and 5-year periods as well. The Balanced Fund will always invest at least 30% of its assets in fixed income securities.  The Fund will also hold a minimum 30% allocation in equity securities, with additional investments determined by our defensive equity discipline.

In the equity portion of the Balanced Fund, we entered the year fully invested in equity investments following output from our investment model that indicated a favorable risk/reward dynamic in the stock market. Toward the end of the second quarter, we established a modest defensive position in cash due to the presence of near-term risks in the stock market. In our equity exposure during the first half of 2014, we were overweight the technology, consumer discretionary, and healthcare sector while being underweight the industrials, consumer staples, and telecom sector.  We also entered the year with exposure to mid- and small-cap investments, but reduced these positions as the year progressed due to momentum and valuation factors in our quantitative investment model. During the second quarter, we began increasing our exposure to international markets, particularly in emerging markets.  Relative to the S&P 500 Index, our allocation decisions among the healthcare and industrials sector benefited performance, while our allocation to the consumer discretionary sector detracted from performance. Stock selection in the technology sector was the strongest contributor to our results, while stock selection in the healthcare sector provided the largest drag on performance.  Our top performing  holding for the period was Hillshire Brands, while Nu Skin Enterprises was our worst performing security.  Overall, our positions in international securities detracted from relative performance.

The Fund also incorporates the use of equity derivatives, such as stock index futures contracts, in order to equitize cash balances held in the Fund. For the year-to-date period through June 30, 2014, the use of equity derivatives has benefited the performance of the Fund as the domestic stock market has outperformed the return on cash investments, which are generally held in money market mutual funds.

In the fixed income portion of the Fund, our overweight allocation to investment grade bonds benefited performance during the first half of 2014.  We also experienced favorable results from our allocation to high yield as well as emerging market bonds, where we increased our allocation as the year progressed. Duration in the fixed income portion of the Fund was held below the Barclays Aggregate Bond Index during the first half of 2014.

Page 16	2014 Semiannual Report | June 30, 2014

Period & Average Annual Total Returns as of June 30, 2014 (Unaudited)

	YTD	1 Year	3 Year	8/31/08 – 6/30/14	5 Year	Since Inception
Balanced Fund Expense Ratios: Net Audited 1.33% Gross 1.79%+	5.73%	19.86%	9.24%	6.40%	10.44%	4.23%
	3.67%	10.76%	7.78%	5.81%	9.11%	5.18%
Blended Index6	4.17%	11.25%	8.06%	6.06%	9.36%	5.33%
S&P 500 Index	7.14%	24.61%	16.59%	9.92%	18.83%	7.45%

Sector Concentration
as of June 30, 2014

Top 10 Holdings as of June 30, 2014		% of total net assets
1.	iShares MSCI Emerging Markets ETF	10.0%
2.	Sentinel Total Return Bond Fund	5.6%
3.	Putnam Diversified Income Trust	5.2%
4.	Federated Bond Fund	4.5%
5.	Prudential Total Return Bond Fund	4.2%
6.	Thompson Bond Fund	3.7%
7.	Ivy High Income Fund	2.5%
8.	Hewlett-Packard Co.	2.3%
9.	Apple, Inc.	2.2%
10.	Western Digital Corp.	2.1%

Excluding cash. The Fund has invested in stock index futures contracts in order to equitize cash balances.

Inception Date: 1/31/06

On August 25, 2008, The Defensive Growth Fund became known as The Defensive Balanced Fund and its investment strategy changed. The Defensive Growth Fund focused on equity ETFs targeting various styles, sectors and capitalization ranges of the stock market, while The Defensive Balanced Fund had the ability to invest in stocks, bonds or cash depending on our assessment of stock market risk, and maintains a 30% allocation to fixed income securities. In 2012, The Defensive Balanced Fund became known as the Balanced Fund, but the investment strategy remained the same.

2014 Semiannual Report | June 30, 2014	Page 17

Total Return Bond Fund

The Meeder Total Return Bond Fund realized positive performance in the first half of 2014 with a reported gain of 3.43%. Performance was driven by a combination of economic data and Fed policy which provided an accommodative  landscape for bond investors in most sectors. In the first quarter of the year weather was the main hurdle investors faced. Economic data was dramatically  affected by the harsh winter  which painted a more sluggish picture of U.S. growth.  The Fed was the second hurdle as the committee continued on its path of reducing accommodation in a measured manner. Investors analyzed every word uttered by the committee in an attempt to gain insight into future policy intentions.  In the end, investors were presented with an environment which offered opportunity to extend duration and credit risk. All fixed income sectors captured positive gains, contributing to the Fund’s performance.

The Total Return Bond Fund was overweight the corporate bond sector throughout the first half of the year, which helped performance  in the first  half of the year.  Despite all the news surrounding  weather  and the FOMC, corporations in the U.S. were believed to be in position to maintain solid earnings growth and build on their fundamental strength. Investors believed U.S. based companies  were more financially  sound due to strong cash positions and improved leverage ratios, which should continue to result in lower than average default rates.  Corporate bonds, including investment grade and high yield also offered positive yield spread opportunities versus U.S. Treasury securities.  Also performing well in the first half of the year were emerging market bonds, which benefited the performance of the Fund as we increased our exposure to this sector throughout the first and second quarter.

We continue  to expect market volatility in the near future, and consequently we continue to monitor portfolio duration and investments that historically perform in concert with our strategy and model output.  We will continue to watch for indications of changes in Fed policy as any abrupt decline in demand for fixed income securities could result in a higher level of interest rates and, conversely, lower prices for bonds.

Finally, we incorporated the use of derivatives in the Fund, such as US Treasury futures, in order to manage the duration of the Fund. Our use of US Treasury futures throughout the first half of 2014 had a positive impact on the Fund’s performance.

Page 18	2014 Semiannual Report | June 30, 2014

Period & Average Annual Total Returns as of June 30, 2014 (Unaudited)

	YTD	1 Year	3 Year	Since Inception
Total Return Bond Fund Expense Ratios: Net Audited 0.99% Gross 1.53%+	3.43%	6.29%	3.86%	3.86%
Barclays Capital Aggregate Bond Index	3.93%	4.37%	3.67%	3.67%

Sector Concentration
as of June 30, 2014

Top 10 Holdings as of June 30, 2014		% of total net assets
1.	iShares JP Morgan USD Emerging Markets Bond ETF	9.0%
2.	TCW Emerging Markets Income Fund	8.4%
3.	Putnam Diversified Income Trust	7.9%
4.	Ivy High Income Fund	7.8%
5.	Federated Bond Fund	7.5%
6.	AllianceBernstein High Income Fund	7.4%
7.	Putnam Absolute Return 300 Fund	6.8%
8.	Thompson Bond Fund	6.2%
9.	Eaton Vance Floating-Rate Advantaged Fund	6.1%
10.	Sentinel Total Return Bond Fund	5.6%

Excluding cash. The Fund has invested in stock index futures contracts in order to equitize cash balances.

Inception Date: 6/30/11

2014 Semiannual Report | June 30, 2014	Page 19

Money Market Fund

Managing the money market fund in the first half of 2014 was a challenging task mainly due to the market environment, monetary policy of the Federal Reserve and potential regulatory headwinds.  The Fed Funds target rate, which  is the barometer by which many industry related investments are priced against, remained locked in a range of 0.0% to 0.25%. Consequently, short-term investment opportunities which provide attractive yield and limited risk were restricted.  In addition to the market environment, the Fed remained steadfast in its stance to gradually remove policy tools only if supported by improving economic metrics.  Finally, the industry has been held captive by proposals to bring additional regulatory reform.  The changes are being presented as an effort to enhance safety features of the money market industry.  Despite the challenges facing us, the Fund continued to have success versus the competition year-to-date.  Currently, both the retail and institutional share classes rank among the top money market funds in the country.   Additionally, the Fund has been in the top 10% of all retail money market funds every year since its inception in 1985.  The investment philosophy of the Fund remains focused on safety and liquidity.  Holdings in the Fund remain biased toward investment opportunities that provide above average credit quality standards and guard against interest rate sensitivity.

Page 20	2014 Semiannual Report | June 30, 2014

Period & Average Annual Total Returns as of June 30, 2014 (Unaudited)

	YTD	1 Year	3 Year	5 Year	10 Year
Money Market Fund- Retail Class Expense Ratios: Net Audited 0.22% Gross 0.90%+	0.03%	0.06%	3.86%	0.14%	1.68%
Current & Effective Yields*		7-day Compound: 0.06%		7-day Simple 0.06%
Lipper Average General Purpose Money Market Fund	0.01%	0.01%	0.01%	0.02%	1.50%

	YTD	1 Year	3 Year	5 Year	Since Inception
Money Market Fund- Institutional Class Expense Ratios: Net Audited 0.15% Gross 0.71%+	0.06%	0.12%	0.15%	023%	1.82%
Current & Effective Yields*		7-day Compound: 0.14%		7-day Simple 0.14%
Lipper Average General Purpose Money Market Fund	0.01%	0.01%	0.01%	0.02%	1.53%

Sector Concentration
as of June 30, 2014

Top 10 Holdings as of June 30, 2014		% of total net assets
1.	Fidelity Money Market Portfolio	32.2%
2.	FICA Bank Deposit Program (StoneCastle)	12.1%
3.	GX Clarke Repo, 0.22%, 7/1/2014	8.0%
4.	GX Clarke Repo, 0.22%, 7/3/2014	8.0%
5.	Caterpillar Financial Power Investment Floating Rate Demand Note, 0.45%	7.9%
6.	GE Demand Note, 0.45%	7.2%
7.	FFCB, 0.195%, 9/24/2014	4.5%
8.	FFCB, 0.10%, 10/28/2014	4.0%
9.	FFCB, 0.13%, 2/23/2015	4.0%
10.	Springside Corp. Exchange Partners, LLC, 0.18%, 7/3/2014	1.6%

Inception Date: Retail- 3/27/85 Institutional- 12/28/04

2014 Semiannual Report | June 30, 2014	Page 21

Shareholder Expense Analysis (Unaudited)

Shareholders of mutual funds pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees) and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The table below provides information on actual and hypothetical account values. The examples shown are based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from December 31, 2013 to June 30, 2014.

ACTUAL EXPENSES: You may use actual account values and actual expenses, along with the amount you invested, to estimate  the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g.: an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES: Hypothetical account values and hypothetical expenses are based on the Funds’ actual expense ratios and assume rates of return of 5% per year before expenses, which are not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Beginning Account Value (12/31/2013)	Ending Account Value (6/30/2014)	Expenses Paid During Period1 (12/31/2013-6/30/2014)	Expense Ratio (Annualized)
Muirfield Fund®	Actual	$1,000.00	$1,066.20	$6.25	1.22%
	Hypothetical	1,000.00	1,018.74	6.11	1.22%
Utilities & Infrastructure Fund	Actual	1,000.00	1,130.30	9.72	1.84%
	Hypothetical	1,000.00	1,015.67	9.20	1.84%
Quantex FundTM	Actual	1,000.00	1,084.50	7.18	1.39%
	Hypothetical	1,000.00	1,017.90	6.95	1.39%
Dynamic Growth Fund	Actual	1,000.00	1,059.90	6.23	1.22%
	Hypothetical	1,000.00	1,018.74	6.11	1.22%
Aggressive Growth Fund	Actual	1,000.00	1,071.50	6.78	1.32%
	Hypothetical	1,000.00	1,018.25	6.61	1.32%
Balanced Fund	Actual	1,000.00	1,057.30	6.78	1.33%
	Hypothetical	1,000.00	1,018.20	6.66	1.33%
Strategic Growth Fund	Actual	1,000.00	1,088.00	6.47	1.25%
	Hypothetical	1,000.00	1,018.60	6.26	1.25%
Total Return Bond Fund	Actual	1,000.00	1,034.30	4.99	0.99%
	Hypothetical	1,000.00	1,019.89	4.96	0.99%
Money Market Fund - Retail Class	Actual	1,000.00	1,000.30	0.84	0.17%
	Hypothetical	1,000.00	1,023.95	0.85	0.17%
Money Market Fund - Institutional Class	Actual	1,000.00	1,000.60	0.60	0.12%
	Hypothetical	1,000.00	1,024.20	0.60	0.12%

Please note that the expenses shown in the table above are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs were included, your costs would have been higher.

1	Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period by 181/365 (to reflect the total number of days in the six-month period).

Page 22	2014 Semiannual Report | June 30, 2014

Disclosures

Investment Risks, Performance and Fees

Past performance is not a guarantee of future results. Investing in securities involves inherent risks, including the risk that you can lose the value of your investment. There is no assurance that the investment process will lead to successful results. Investments in foreign securities may entail unique and additional risks including political, market and currency risks. Returns for periods of one year and greater are annualized. All performance figures represent total returns and average annual total returns or current and effective yields for the periods ended June 30, 2014. Investment performance assumes reinvestment of all dividend and capital gain distributions. Current performance may be lower or higher than the performance data quoted.

Opinions and forecasts regarding sectors, industries, companies, countries and/or themes, portfolio composition and holdings as of 6/30/2014  are all subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security, industry, or sector.

Management fees and/or expenses were waived and/or reimbursed in Meeder Funds® during the periods shown to reduce expenses. For the Quantex Fund™, the advisor has contractually agreed to waive fees and/or to reimburse expenses until April 30, 2015, unless sooner terminated at the sole discretion of the Funds' Board of Trustees.

This is not an offer to purchase securities. Investors are advised to consider the investment objectives, risks, charges and expenses of the Meeder Funds®, as well as current Fund performance information, carefully before investing. The Meeder Funds® prospectus contains this and other information about the Funds and should be read carefully before investing. To request or receive a copy of the Meeder Funds® prospectus, contact Shareholder Services at 800.325.3539 or visit www.meederfunds.com.

+
The Net Audited Expense Ratio is calculated based on the actual fees paid during the 2013 fiscal year ended December 31st, as reflected in the Fund's annual report. The Gross Expense Ratio is a percentage of the Fund’s average daily net assets, including acquired fund fees and expenses, as shown in the most current Fund Prospectus.

*
The current and effective yields quoted for the Money Market Fund are as of June 30, 2014.  Yield quotations more closely reflect the current earnings of the Money Market Fund than do total return quotations. To obtain the most current 7-day yields for the Money Market Fund, call Meeder Funds® Shareholder Services Department toll free at (800) 325-3539  or (614) 760-2159. Investments in the Money Market Fund (either class) are not a bank deposit and are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund (either class.)

Index Disclosures

The Russell 2000 Index is a market-capitalization weighted index of the 2,000 smallest companies included in the Russell 3000 Index. The Russell 3000 Index is a market-capitalization weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization.

The Standard  & Poor’s (S&P) MidCap 400 Index is an index of common stock prices of mid-sized companies.

The Standard  & Poor’s (S&P) 500 Index is a market value-weighted index of common stocks considered representative of the broad market.

The Barclays Capital Intermediate-Term Government/Credit Index is an index of fixed-rate bonds issued by the U.S. Government and its agencies that are rated investment grade or higher and have one to ten years remaining until maturity and at least $100 million outstanding.

The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasures, government-related  and corporate securities, Mortgage-Backed Securities (agency fixed-rate and hybrid ARM pass-throughs), Asset-Backed Securities and Commercial Mortgage-Backed Securities. The Barclays Capital U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high-yield and emerging markets debt. The Barclays Capital U.S. Aggregate Index was created in 1986, with index history backfilled to January 1, 1976.

The Barclays Capital Intermediate Government Index is an index of dollar-denominated  non-convertible fixed-rate bonds issued by the U.S. Government that are rated investment-grade or higher, have a maturity of one to ten years, and at least $250 million outstanding.

The MSCI EAFE Index  (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The MSCI Emerging Markets Index captures large and mid cap representation  across 23 emerging markets countries.  With 823 constituents,  the index covers approximately 85% of the free float-adjusted market capitalization in each country.

The S&P GSCI Index is a leading measure of general price movements and inflation in the world economy.

Dow Jones U.S. Select Real Estate Securities Index measures the performance of publicly traded real estate securities.

All indexes are unmanaged and total returns for each index assumes change in security prices and reinvestment of dividends and capital gain distributions. Returns for an index do not take into account the deduction of expenses associated with a mutual fund such as investment management and accounting fees, brokerage commissions,  or other expenses associated with investing. One cannot invest directly in an index. Source for equity index data: Bloomberg LP. Source for fixed income index data: Morningstar, Inc. Source for average general-purpose money market fund performance: Lipper, Inc.

Blended Indices

1	Muirfield Fund®: 60% of the S&P 500 Index and 40% of the average 90-day U.S. Treasury bill.

2014 Semiannual Report | June 30, 2014	Page 23

2	Quantex Fund™: 50% of the Russell 2000 Index and 50% of the S&P MidCap 400 Index.

3
Strategic Growth Fund: 25% of the S&P 500 Index, 20% of the S&P MidCap 400 Index, 12.5% of the Russell 2000 Index, 12.5% of the Dow Jones U.S. Select  REIT Index, 12.5% of the S&P GSCI Index, 12%  of the MSCI EAFE Index, and 5.5% of the MSCI Emerging Markets Index.

4
Strategic Growth Fund: 25% of the S&P 500 Index, 20% of the S&P 400 MidCap Index, 15% MSCI Emerging Market Index, 15% of the MSCI EAFE Index, 10% of the Russell 2000 Index, 7.5%  of the S&P GSCI Index, and 7.5% Dow Jones U.S. Select  REIT Index.

5	Balanced Fund: 42% of the S&P 500 Index, 28% of the average 90-day U.S. Treasury bill and 30% of the Barclays Capital Intermediate-Term Government/Credit Index.

6	Balanced Fund: 42% of the S&P 500 Index, 28% of the average 90-day U.S. Treasury bill and 30% of the Barclays Capital Aggregate Bond Index.

©2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or redistributed; and (3) is not warranted to be accurate complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

©2013 Reuters. All rights reserved. Lipper, a Reuters Company, supplied information contained in this report.  Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon. Rankings are based on all classes available within the classification as of the date shown. Rankings are based only on the universe shown.

Meeder does not review the Morningstar or Lipper data. For fund performance you should review the fund’s current prospectus or other fund materials for the most current information concerning applicable fees and expenses. Although Meeder believes the data gathered from third-party sources is reliable, it does not review such information and cannot warrant it to be accurate, complete, or timely.  Meeder is not responsible for any damages or losses arising from any use of this third-party information.

Page 24	2014 Semiannual Report | June 30, 2014

2014 Semiannual Report Fund Holdings & Financial Statements

Schedule of Investments
June 30, 2014 (unaudited)

Muirfield Fund®
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — 75.6%
Consumer Discretionary — 11.2%
Aarons, Inc.	28,355	1,010,572
Apollo Education Group, Inc. (2)	26,890	840,313
Best Buy Co., Inc.	38,370	1,189,854
Dillards, Inc.	11,105	1,294,954
Discovery Communications, Inc. (2)	32,220	2,393,302
Foot Locker, Inc.	29,490	1,495,733
Lear Corp.	13,210	1,179,917
Live Nation Entertainment, Inc. (2)	62,390	1,540,409
Macy's, Inc.	55,390	3,213,728
Time Warner, Inc.	47,230	3,317,907
Viacom, Inc.	14,350	1,244,575
Visteon Corp. (2)	16,150	1,566,711
Walt Disney Co.	13,290	1,139,485
Whirlpool Corp.	6,520	907,714
(Cost $20,498,649)		22,335,174

Consumer Staples — 6.5%
Altria Group, Inc.	76,810	3,221,411
Archer-Daniels-Midland Co.	74,525	3,287,298
Bunge, Limited	13,060	987,858
Kimberly-Clark Corp.	9,965	1,108,307
Kroger Co./The	40,485	2,001,174
Spectrum Brands Holdings, Inc.	12,840	1,104,625
Wal-Mart Stores, Inc.	17,190	1,290,453
(Cost $12,080,877)		13,001,126

Energy — 7.8%
ConocoPhillips	48,300	4,140,758
Exxon Mobil Corp.	30,880	3,108,998
Hess Corp.	40,085	3,964,006
Occidental Petroleum Corp.	35,000	3,592,050
Valero Energy Corp.	15,560	779,556
(Cost $13,494,101)		15,585,368

Financials — 11.8%
Allstate Corp./The	26,205	1,538,758
American Equity Investment Life Holding Co.	44,275	1,089,165
American International Group, Inc.	40,530	2,212,127
Assurant, Inc.	25,095	1,644,977
Genworth Financial, Inc. (2)	48,800	849,120
JPMorgan Chase & Co.	52,560	3,028,507
MetLife, Inc.	27,270	1,515,121
Old Republic International Corp.	48,055	794,830
Principal Financial Group, Inc.	45,635	2,303,655
Protective Life Corp.	32,450	2,249,759

Muirfield Fund®
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
SunTrust Banks, Inc.	55,015	2,203,901
Wells Fargo & Co.	77,395	4,067,881
(Cost $21,304,830)		23,497,801

Healthcare — 10.7%
Abbott Laboratories	56,645	2,316,781
Becton Dickinson and Co.	29,700	3,513,510
Davita, Inc. (2)	50,330	3,639,866
Gilead Sciences, Inc. (2)	28,565	2,368,324
Johnson & Johnson	14,320	1,498,158
Lifepoint Hospital, Inc. (2)	19,355	1,201,946
Pfizer, Inc.	161,525	4,794,061
Stryker Corp.	12,580	1,060,746
VCA Antech, Inc. (2)	25,345	889,356
(Cost $20,450,458)		21,282,748

Industrials — 4.4%
Aecom Technology Corporation (2)	61,350	1,975,470
Caterpillar, Inc.	13,505	1,467,588
Honeywell International, Inc.	11,625	1,080,544
Manpowergroup, Inc.	12,550	1,064,868
Parker Hannifin Corp.	19,210	2,415,273
RR Donnelley & Sons Co.	51,825	878,952
(Cost $8,458,418)		8,882,695

Information Technology — 19.5%
Apple, Inc.	61,135	5,681,275
Benchmark Electronics, Inc. (2)	14,340	365,383
Google, Inc. Class A (2)	645	377,112
Google, Inc. Class C (2)	3,215	1,849,525
Hewlett-Packard Co.	178,053	5,996,825
Intel Corp.	136,765	4,226,039
Lexmark International, Inc.	28,295	1,362,687
Microsoft Corp.	62,755	2,616,884
Oracle Corp.	106,895	4,332,454
Seagate Technology PLC	15,230	865,369
Solera Holdings, Inc.	22,180	1,489,387
Western Digital Corp.	58,071	5,359,953
Xerox Corp.	355,780	4,425,903
(Cost $30,621,596)		38,948,796

Materials — 1.6%
Dow Chemical Co./The	16,575	852,950
Mosaic Co./The	16,865	833,974
PPG Industries, Inc.	7,125	1,497,319
(Cost $2,960,011)		3,184,243

The accompanying notes are an integral part of these financial statements.

Page 26	2014 Semiannual Report | June 30, 2014

Schedule of Investments
June 30, 2014 (unaudited)

Muirfield Fund®
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Utilities — 2.1%
American Electric Power, Inc.	33,410	1,863,276
Entergy Corp.	12,305	1,010,117
UGI Corp.	14,375	725,938
Vectren Corporation	15,025	638,563
(Cost $3,964,529)		4,237,894

Total Common Stocks (Cost $133,833,469)		150,955,845

Registered Investment Companies — 13.2%
iShares MSCI Emerging Markets Index Fund (7)	611,735	26,445,304
Total Registered Investment Companies (Cost $26,013,190)		26,445,304

Money Market Registered Investment Companies — 10.7%
Meeder Money Market Fund - Institutional Class, 0.11% (3)	21,505,908	21,505,908
Total Money Market Registered Investment Companies (Cost $21,505,908)		21,505,908

Floating Rate Demand Notes — 0.0%
Caterpillar Financial Power Investment Floating Rate Demand Note,
0.45%, 7/1/2014 (4)	1,890	1,890
Total Floating Rate Demand Notes (Cost $1,890)		1,890

U.S. Government Obligations — 0.3%
U.S. Treasury Bill, 0.11%, due 3/5/2015 (5)	500,000	499,803
Total U.S. Government Obligations (Cost $499,786)		499,803
Total Investments — 99.8% (Cost $181,854,243) (1)		199,408,750
Other Assets less Liabilities — 0.2%		322,971
Total Net Assets — 100.0%		199,731,721

Muirfield Fund®
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Trustee Deferred Compensation (6)
Meeder Aggressive Growth Fund	3,263	38,144
Meeder Balanced Fund	1,855	21,704
Meeder Dynamic Growth Fund	1,185	12,999
Meeder Muirfield Fund®	5,290	39,199
Meeder Quantex FundTM	3,009	114,192
Meeder Utilities & Infrastructure Fund	384	13,409
Total Trustee Deferred Compensation (Cost $141,587)		239,647

	Long Contracts	Unrealized Appreciation (Depreciation)($)

Futures Contracts
Standard & Poors 500 expiring September 2014, notional value $7,321,500	15	34,438
Total Futures Contracts	15	34,438

(1)	Cost for federal income tax and financial reporting purposes are the same.

(2)	Represents non-income producing securities.

(3)	Investment in affiliate. The yield shown represents the 7-day yield in effect at June 30, 2014.

(4)	Floating rate security. The rate shown represents the rate in effect at June 30, 2014.

(5)	Pledged as collateral on futures contracts.

(6)	Assets of affiliates to the Muirfield Fund® held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

(7)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

2014 Semiannual Report | June 30, 2014	Page 27

Schedule of Investments
June 30, 2014 (unaudited)

Dynamic Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — 80.2%
Consumer Discretionary — 11.5%
Apollo Education Group, Inc. (2)	14,115	441,094
Dillards, Inc.	5,995	699,077
Discovery Communications, Inc. (2)	22,310	1,657,187
Foot Locker, Inc.	7,205	365,438
Lear Corp.	11,080	989,666
Live Nation Entertainment, Inc. (2)	21,470	530,094
Macy's, Inc.	34,685	2,012,424
Scripps Networks Interactive, Inc.	7,675	622,750
Tenneco, Inc. (2)	17,740	1,165,518
Time Warner, Inc.	37,795	2,655,098
Visteon Corp. (2)	16,530	1,603,575
Whirlpool Corp.	6,485	902,842
(Cost $12,640,698)		13,644,763

Consumer Staples — 7.6%
Altria Group, Inc.	40,880	1,714,507
Archer-Daniels-Midland Co.	58,000	2,558,379
Kimberly-Clark Corp.	4,730	526,071
Kroger Co./The	30,365	1,500,942
Spectrum Brands Holdings, Inc.	6,320	543,710
Wal-Mart Stores, Inc.	29,300	2,199,551
(Cost $8,251,503)		9,043,160

Energy — 6.5%
ConocoPhillips	14,200	1,217,366
Exxon Mobil Corp.	26,240	2,641,843
Hess Corp.	24,990	2,471,261
Occidental Petroleum Corp.	13,555	1,391,150
(Cost $6,849,707)		7,721,620

Financials — 12.1%
Allstate Corp./The	21,435	1,258,663
American International Group, Inc.	38,930	2,124,799
Assurant, Inc.	11,470	751,859
JPMorgan Chase & Co.	52,415	3,020,151
MetLife, Inc.	21,825	1,212,597
Old Republic International Corp.	30,575	505,711
Principal Financial Group, Inc.	18,680	942,966
SunTrust Banks, Inc.	47,415	1,899,445
Wells Fargo & Co.	52,445	2,756,509
(Cost $13,661,814)		14,472,700

Healthcare — 11.7%
Abbott Laboratories	35,440	1,449,496
Becton Dickinson and Co.	17,825	2,108,698
Davita, Inc. (2)	23,010	1,664,083

Dynamic Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Gilead Sciences, Inc. (2)	5,895	488,754
Johnson & Johnson	10,560	1,104,787
McKesson Corp.	9,400	1,750,374
Pfizer, Inc.	98,605	2,926,595
Stryker Corp.	17,615	1,485,297
United Therapeutics Corp. (2)	4,065	359,712
VCA Antech, Inc. (2)	17,040	597,934
(Cost $13,518,990)		13,935,730

Industrials — 5.2%
Aecom Technology Corp. (2)	30,840	993,048
Caterpillar, Inc.	14,145	1,537,137
General Electric Co.	56,465	1,483,900
Honeywell International, Inc.	5,585	519,126
Parker Hannifin Corp.	13,210	1,660,893
(Cost $5,851,900)		6,194,104

Information Technology — 21.7%
Apple, Inc.	36,795	3,419,359
Google, Inc. Class A (2)	2,355	1,376,898
Google, Inc. Class C (2)	2,355	1,354,784
Hewlett-Packard Co.	113,050	3,807,523
Intel Corp.	91,015	2,812,364
Lexmark International, Inc.	17,565	845,930
Microsoft Corp.	39,665	1,654,031
Oracle Corp.	66,845	2,709,228
Seagate Technology PLC	23,925	1,359,419
Western Digital Corp.	37,596	3,470,111
Xerox Corp.	241,160	3,000,030
(Cost $20,500,292)		25,809,677

Materials — 1.5%
Dow Chemical Co./The	16,485	848,318
PPG Industries, Inc.	4,690	985,604
(Cost $1,713,827)		1,833,922

Utilities — 2.4%
American Electric Power, Inc.	28,840	1,608,407
Entergy Corp.	15,040	1,234,634
(Cost $2,633,599)		2,843,041

Total Common Stocks (Cost $85,622,330)		95,498,717

The accompanying notes are an integral part of these financial statements.

Page 28	2014 Semiannual Report | June 30, 2014

Schedule of Investments
June 30, 2014 (unaudited)

Dynamic Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Registered Investment Companies — 14.5%
iShares MSCI Emerging Markets Index Fund (7)	397,990	17,205,107
Total Registered Investment Companies (Cost $16,928,451)		17,205,107

Money Market Registered Investment Companies — 4.9%
Meeder Money Market Fund - Institutional Class, 0.11% (3)	5,881,916	5,881,916
Total Money Market Registered Investment Companies (Cost $5,881,916)		5,881,916

Floating Rate Demand Notes — 0.0%
Caterpillar Financial Power Investment Floating Rate Demand Note,
0.45%, 7/1/2014 (4)	271	271
Total Floating Rate Demand Notes (Cost $271)		271

U.S. Government Obligations — 0.3%
U.S. Treasury Bill, 0.11%, due 3/5/2015 (5)	300,000	299,882
Total U.S. Government Obligations (Cost $299,871)		299,882
Total Investments — 99.9% (Cost $108,732,839)(1)		118,885,893
Other Assets less Liabilities — 0.1%		156,796
Total Net Assets — 100.0%		119,042,689

Trustee Deferred Compensation (6)
Meeder Aggressive Growth Fund	2,376	27,775
Meeder Balanced Fund	1,341	15,690
Meeder Dynamic Growth Fund	865	9,489
Meeder Muirfield Fund®	2,890	21,415
Meeder Quantex FundTM	1,365	51,802
Meeder Utilities & Infrastructure Fund	279	9,743
Total Trustee Deferred Compensation (Cost $84,490)		135,914

Dynamic Growth Fund
	Long Contracts	Unrealized Appreciation (Depreciation)($)

Futures Contracts
Standard & Poors 500 expiring September 2014, notional value $6,345,300	13	37,954
Total Futures Contracts	13	37,954

(1)	Cost for federal income tax and financial reporting purposes are the same.

(2)	Represents non-income producing securities.

(3)	Investment in affiliate. The yield shown represents the 7-day yield in effect at June 30, 2014.

(4)	Floating rate security. The rate shown represents the rate in effect at June 30, 2014.

(5)	Pledged as collateral on futures contracts.

(6)	Assets of affiliates to the Dynamic Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

(7)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

2014 Semiannual Report | June 30, 2014	Page 29

Schedule of Investments
June 30, 2014 (unaudited)

Aggressive Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — 71.3%
Consumer Discretionary — 11.7%
Apollo Education Group, Inc. (2)	3,725	116,406
Best Buy Co., Inc.	25,310	784,863
Dillards, Inc.	5,240	611,036
Discovery Communications, Inc. (2)	13,245	983,839
Jack in the Box, Inc.	9,825	587,928
Lear Corp.	9,255	826,657
Live Nation Entertainment, Inc. (2)	34,170	843,657
Macy's, Inc.	18,940	1,098,898
Tenneco, Inc. (2)	12,920	848,844
Time Warner, Inc.	11,855	832,814
Visteon Corp. (2)	11,685	1,133,562
(Cost $7,350,201)		8,668,504

Consumer Staples — 7.5%
Altria Group, Inc.	33,450	1,402,893
Archer-Daniels-Midland Co.	29,460	1,299,481
Bunge, Limited	16,660	1,260,162
Kroger Co./The	19,230	950,539
Spectrum Brands Holdings, Inc.	7,540	648,666
(Cost $5,170,892)		5,561,741

Energy — 6.2%
Hess Corp.	17,725	1,752,825
Occidental Petroleum Corp.	15,390	1,579,476
Superior Energy Services, Inc.	21,250	767,975
Valero Energy Corp.	10,055	503,756
(Cost $4,197,115)		4,604,032

Financials — 10.4%
American Equity Investment Life Holding Co.	21,995	541,077
American International Group, Inc.	32,370	1,766,754
Assurant, Inc.	4,805	314,968
Genworth Financial, Inc. (2)	40,240	700,176
JPMorgan Chase & Co.	18,575	1,070,292
Principal Financial Group, Inc.	10,910	550,737
Protective Life Corp.	18,260	1,265,966
SunTrust Banks, Inc.	10,545	422,433
Wells Fargo & Co.	20,365	1,070,384
(Cost $6,400,314)		7,702,787

Healthcare — 11.7%
Abbott Laboratories	28,320	1,158,288
Becton Dickinson and Co.	14,430	1,707,068
Davita, Inc. (2)	14,745	1,066,358
Endo International PLC	7,285	510,096

Aggressive Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Gilead Sciences, Inc. (2)	12,380	1,026,426
Lifepoint Hospital, Inc. (2)	8,505	528,161
McKesson Corp.	3,630	675,942
MedAssets, Inc.	9,085	207,501
Stryker Corp.	10,380	875,242
Team Health Holdings, Inc.	7,735	386,286
VCA Antech, Inc. (2)	16,805	589,687
(Cost $8,279,259)		8,731,055

Industrials — 3.6%
Aecom Technology Corporation (2)	40,825	1,314,565
Caterpillar, Inc.	2,895	314,600
Manpowergroup, Inc.	12,645	1,072,928
(Cost $2,602,797)		2,702,093

Information Technology — 16.1%
Benchmark Electronics, Inc. (2)	20,490	522,085
CDW Corp./DE	10,735	342,232
Google, Inc. Class A (2)	295	172,478
Google, Inc. Class C (2)	295	169,708
Hewlett-Packard Co.	79,430	2,675,202
Intel Corp.	16,525	510,623
Lexmark International, Inc.	16,840	811,014
Oracle Corp.	37,405	1,516,025
Vantiv, Inc. (2)	22,080	742,330
Western Digital Corp.	26,120	2,410,875
Xerox Corp.	166,605	2,072,566
(Cost $9,115,983)		11,945,138

Materials — 2.1%
Cabot Corp.	4,655	269,943
Compass Minerals International, Inc.	2,775	265,679
Mosaic Co./The	20,540	1,015,703
(Cost $1,519,583)		1,551,325

Utilities — 2.0%
American Electric Power Co., Inc.	12,570	701,029
UGI Corp.	6,390	322,695
Vectren Corp.	11,535	490,238
(Cost $1,416,569)		1,513,962

Total Common Stocks (Cost $46,052,713)		52,980,637

The accompanying notes are an integral part of these financial statements.

Page 30	2014 Semiannual Report | June 30, 2014

Schedule of Investments
June 30, 2014 (unaudited)

Aggressive Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Registered Investment Companies — 23.2%
iShares MSCI Emerging Markets Index Fund (7)	399,235	17,258,928
Total Registered Investment Companies (Cost $16,992,397)		17,258,928

Money Market Registered Investment Companies — 4.9%
Meeder Money Market Fund - Institutional Class, 0.11% (3)	3,611,978	3,611,978
Total Money Market Registered Investment Companies (Cost $3,611,978)		3,611,978

Floating Rate Demand Notes — 0.0%
Caterpillar Financial Power Investment Floating Rate Demand Note,
0.45%, 7/1/2014 (4)	30	30
Total Floating Rate Demand Notes (Cost $30)		30

U.S. Government Obligations — 0.4%
U.S. Treasury Bill, 0.11%, due 3/5/2015 (5)	300,000	299,882
Total U.S. Government Obligations (Cost $299,871)		299,882
Total Investments — 99.8% (Cost $66,956,989)(1)		74,151,455
Other Assets less Liabilities — 0.2%		178,666
Total Net Assets — 100.0%		74,330,121

Trustee Deferred Compensation (6)
Meeder Aggressive Growth Fund	1,300	15,197
Meeder Balanced Fund	748	8,752
Meeder Dynamic Growth Fund	469	5,145
Meeder Muirfield Fund®	1,718	12,730
Meeder Quantex FundTM	854	32,409
Meeder Utilities & Infrastructure Fund	153	5,343
Total Trustee Deferred Compensation (Cost $49,966)		79,576

Aggressive Growth Fund
	Long Contracts	Unrealized Appreciation (Depreciation)($)

Futures Contracts
Standard & Poors 500 expiring September 2014, notional value $3,904,800	8	30,515
Total Futures Contracts	8	30,515

(1)	Cost for federal income tax purposes of $66,987,368 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$7,335,328
Unrealized depreciation	(171,241)
Net unrealized appreciation (depreciation)	$7,164,087

(2)	Represents non-income producing securities.

(3)	Investment in affiliate. The yield shown represents the 7-day yield in effect at June 30, 2014.

(4)	Floating rate security. The rate shown represents the rate in effect at June 30, 2014.

(5)	Pledged as collateral on futures contracts.

(6)	Assets of affiliates to the Aggressive Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

(7)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

2014 Semiannual Report | June 30, 2014	Page 31

Schedule of Investments
June 30, 2014 (unaudited)

Balanced Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — 55.0%
Consumer Discretionary — 8.0%
Aaron's, Inc.	13,210	470,804
Apollo Education Group, Inc. (2)	12,100	378,125
Best Buy Co., Inc.	17,685	548,412
Dillard's, Inc.	5,355	624,447
Discovery Communications, Inc. (2)	14,500	1,077,060
Foot Locker, Inc.	13,655	692,582
Lear Corp.	6,205	554,231
Live Nation Entertainment, Inc. (2)	32,635	805,758
Macy's, Inc.	25,805	1,497,205
Time Warner, Inc.	21,655	1,521,264
Viacom, Inc.	10,615	920,639
Visteon Corp. (2)	7,260	704,293
Walt Disney Co./The	3,010	258,077
Whirlpool Corp.	3,040	423,229
(Cost $9,707,158)		10,476,126

Consumer Staples — 4.7%
Altria Group, Inc.	37,055	1,554,087
Archer-Daniels-Midland Co.	34,458	1,519,941
Bunge, Limited	11,540	872,886
Kimberly-Clark Corp.	4,645	516,617
Kroger Co./The	15,865	784,207
Spectrum Brands Holdings, Inc.	9,495	816,855
Wal-Mart Stores, Inc.	1,440	108,101
(Cost $5,715,807)		6,172,694

Energy — 5.7%
ConocoPhillips	22,230	1,905,778
Exxon Mobil Corp.	18,140	1,826,335
Hess Corp.	18,245	1,804,248
Occidental Petroleum Corp.	15,890	1,630,791
Valero Energy Corp.	6,295	315,380
(Cost $6,513,181)		7,482,532

Financials — 8.2%
Allstate Corp./The	11,235	659,719
American Equity Investment Life Holding Co.	20,345	500,487
American International Group, Inc.	20,130	1,098,695
Assurant, Inc.	11,495	753,497
Genworth Financial, Inc. (2)	25,540	444,396
JPMorgan Chase & Co.	25,760	1,484,291
MetLife, Inc.	12,135	674,221
Old Republic International Corp.	23,175	383,315
Principal Financial Group, Inc.	22,065	1,113,841
Protective Life Corp.	15,045	1,043,070

Balanced Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
SunTrust Banks, Inc.	28,310	1,134,099
Wells Fargo & Co.	28,515	1,498,748
(Cost $9,802,745)		10,788,379

Healthcare — 7.7%
Abbott Laboratories	24,925	1,019,433
Becton Dickinson and Co.	13,305	1,573,982
Davita, Inc. (2)	22,265	1,610,205
Gilead Sciences, Inc. (2)	16,865	1,398,277
Johnson & Johnson	8,025	839,576
Lifepoint Hospital, Inc. (2)	7,780	483,138
Pfizer, Inc.	76,730	2,277,345
Stryker Corp.	5,055	426,238
VCA Antech, Inc. (2)	11,630	408,097
(Cost $9,702,296)		10,036,291

Industrials — 3.3%
Aecom Technology Corp. (2)	28,865	929,453
Caterpillar, Inc.	6,515	707,985
Honeywell International, Inc.	5,425	504,254
Manpowergroup, Inc.	5,275	447,584
Parker Hannifin Corp.	8,810	1,107,681
RR Donnelley & Sons Co.	36,690	622,262
(Cost $4,148,489)		4,319,219

Information Technology — 14.8%
Apple, Inc.	29,975	2,785,577
Benchmark Electronics, Inc. (2)	7,505	191,227
Google, Inc. Class A (2)	415	242,638
Google, Inc. Class C (2)	3,185	1,832,267
Hewlett-Packard Co.	83,820	2,823,057
Intel Corp.	62,860	1,942,374
Lexmark International, Inc.	10,130	487,861
Microsoft Corp.	31,910	1,330,647
Oracle Corp.	50,035	2,027,919
Seagate Technology PLC	5,935	337,227
Solera Holdings, Inc.	10,705	718,841
Western Digital Corp.	27,700	2,556,710
Xerox Corp.	163,545	2,034,500
(Cost $15,414,634)		19,310,845

Materials — 1.1%
Dow Chemical Co./The	7,740	398,300
Mosaic Co./The	7,860	388,677
PPG Industries, Inc.	3,330	699,800
(Cost $1,403,913)		1,486,777

The accompanying notes are an integral part of these financial statements.

Page 32	2014 Semiannual Report | June 30, 2014

Schedule of Investments
June 30, 2014 (unaudited)

Balanced Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Utilities — 1.5%
American Electric Power, Inc.	15,565	868,060
Entergy Corp.	5,935	487,204
UGI Corp.	6,700	338,350
Vectren Corporation	6,040	256,700
(Cost $1,823,470)		1,950,314

Total Common Stocks (Cost $64,231,693)		72,023,177

Registered Investment Companies — 39.4%
Federated Bond Fund	579,943	5,567,453
iShares iBoxx $ High Yield Corporate Bond ETF (7)	16,175	1,539,860
iShares JP Morgan USD Emerging Markets Bond ETF (7)	17,620	2,031,057
iShares MSCI Emerging Markets ETF (7)	286,770	12,397,066
Ivy High Income Fund	358,669	3,141,941
Prudential Total Return Bond Fund	363,427	5,240,623
Putnam Absolute Return 300 Fund	140,318	1,512,629
Putnam Diversified Income Trust	812,819	6,421,271
Sentinel Total Return Bond Fund	633,405	6,904,116
TCW Emerging Markets Income Fund	269,160	2,365,920
Thompson Bond Fund	380,525	4,539,659
Total Registered Investment Companies (Cost $51,108,432)		51,661,595

Money Market Registered Investment Companies — 5.1%
Meeder Money Market Fund - Institutional Class, 0.11% (3)	6,675,924	6,675,924
Total Money Market Registered Investment Companies (Cost $6,675,924)		6,675,924

Floating Rate Demand Notes — 0.0%
Caterpillar Financial Power Investment Floating Rate Demand Note,
0.45%, 7/1/2014 (4)	831	831
Total Floating Rate Demand Notes (Cost $831)		831

Balanced Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

U.S. Government Obligations — 0.4%
U.S. Treasury Bill, 0.11%, due 3/5/2015 (5)	500,000	499,803
Total U.S. Government Obligations (Cost $499,786)		499,803
Total Investments — 99.9% (Cost $122,516,666)(1)		130,861,330
Other Assets less Liabilities — 0.1%		107,473
Total Net Assets — 100.0%		130,968,803

Trustee Deferred Compensation (6)
Meeder Aggressive Growth Fund	2,187	25,566
Meeder Balanced Fund	1,264	14,789
Meeder Dynamic Growth Fund	791	8,677
Meeder Muirfield Fund®	2,174	16,109
Meeder Quantex FundTM	832	31,574
Meeder Utilities & Infrastructure Fund	257	8,974
Total Trustee Deferred Compensation (Cost $71,761)		105,689

	Long Contracts	Unrealized Appreciation (Depreciation)($)

Futures Contracts
Standard & Poors 500 expiring September 2014, notional value $488,100	1	968
Total Futures Contracts	1	968

(1)	Cost for federal income tax purposes of $122,519,172 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$8,847,975
Unrealized depreciation	(505,817)
Net unrealized appreciation (depreciation)	$8,342,158

(2)	Represents non-income producing securities.

(3)	Investment in affiliate. The yield shown represents the 7-day yield in effect at June 30, 2014.

(4)	Floating rate security. The rate shown represents the rate in effect at June 30, 2014.

(5)	Pledged as collateral on futures contracts.

(6)	Assets of affiliates to the Balanced Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

(7)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

2014 Semiannual Report | June 30, 2014	Page 33

Schedule of Investments
June 30, 2014 (unaudited)

Strategic Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — 64.7%
Consumer Discretionary — 8.7%
Aarons, Inc.	23,370	832,907
Best Buy Co., Inc.	29,110	902,701
Dillards, Inc.	6,895	804,026
Discovery Communications, Inc. (2)	10,660	791,825
Graham Holdings Co.	1,730	1,242,330
Jack in the Box, Inc.	11,470	686,365
Live Nation Entertainment, Inc. (2)	54,370	1,342,395
Macy's, Inc.	23,355	1,355,057
Visteon Corp. (2)	12,740	1,235,907
(Cost $7,195,063)		9,193,513

Consumer Staples — 4.4%
Bunge, Limited	16,260	1,229,906
Dr. Pepper Snapple Group, Inc.	24,415	1,430,231
Energizer Holdings, Inc.	5,285	644,929
Kimberly-Clark Corp.	6,215	691,232
Molson Coors Brewing Co.	9,340	692,654
(Cost $4,609,937)		4,688,952

Energy — 9.2%
Baker Hughes, Inc.	14,195	1,056,818
ConocoPhillips	16,500	1,414,545
Forum Energy Technologies, Inc. (2)	12,685	462,115
Hess Corp.	15,410	1,523,895
Occidental Petroleum Corp.	8,180	839,513
Oil States International, Inc. (2)	10,135	649,552
Patterson-UTI Energy, Inc.	83,335	2,911,725
Superior Energy Services, Inc.	10,425	376,760
Western Refining, Inc.	12,730	478,012
(Cost $8,485,162)		9,712,935

Financials — 15.0%
American Equity Investment Life Holding Co.	22,045	542,307
American International Group, Inc.	20,740	1,131,989
Ashford Hospitality Trust, Inc. (3)	50,835	586,636
Assurant, Inc.	9,450	619,448
Brandywine Realty Trust (3)	73,640	1,148,784
DCT Industrial Trust, Inc. (3)	89,615	735,739
Equity Lifestyle Properties. Inc. (3)	16,625	734,160
Genworth Financial, Inc. (2)	86,395	1,503,273
Host Hotels & Resorts, Inc. (3)	35,130	773,211
Old Republic International Corp.	54,180	896,137
Principal Financial Group, Inc.	31,800	1,605,264
Prologis, Inc. (3)	23,425	962,533
Protective Life Corp.	23,640	1,638,961

Strategic Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Retail Properties of America, Inc. (3)	46,970	722,399
RLJ Lodging Trust (3)	42,380	1,224,358
Strategic Hotels & Resorts, Inc. (2)(3)	64,880	759,745
Symetra Financial Corp.	12,370	281,294
(Cost $13,267,915)		15,866,238

Healthcare — 5.8%
Bio-Rad Laboratories, Inc.	4,225	505,775
Cardinal Health, Inc.	6,830	468,265
DaVita HealthCare Partners, Inc. (2)	12,770	923,526
LifePoint Hospitals, Inc. (2)	8,450	524,745
Magellan Health, Inc. (2)	9,205	572,919
STERIS Corp.	6,640	355,107
Stryker Corp.	7,880	664,442
VCA, Inc. (2)	12,430	436,169
WellCare Health Plans, Inc. (2)	9,665	721,589
Zimmer Holdings, Inc.	9,415	977,842
(Cost $5,660,004)		6,150,379

Industrials — 5.1%
Aecom Technology Corp. (2)	21,285	685,377
Civeo Corp.	20,270	507,358
General Electric Co.	49,900	1,311,372
Manpowergroup, Inc.	15,715	1,333,418
Moog, Inc. (2)	4,605	335,658
SPX Corp.	11,235	1,215,739
(Cost $5,146,250)		5,388,922

Information Technology — 11.5%
Computer Sciences Corp.	26,130	1,651,416
Hewlett-Packard Co.	82,410	2,775,569
Lexmark International, Inc.	13,995	673,999
Oracle Corp.	32,680	1,324,520
Tech Data Corp. (2)	7,670	479,528
Western Digital Corp.	29,485	2,721,466
Xerox Corp.	199,930	2,487,129
(Cost $9,075,481)		12,113,627

Materials — 3.8%
Ashland, Inc.	7,020	763,355
Cabot Corp.	3,080	178,609
Compass Minerals International, Inc.	7,990	764,963
Dow Chemical Co./The	9,405	483,981
PPG Industries, Inc.	8,856	1,861,088
(Cost $3,442,018)		4,051,996

The accompanying notes are an integral part of these financial statements.

Page 34	2014 Semiannual Report | June 30, 2014

Schedule of Investments
June 30, 2014 (unaudited)

Strategic Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Utilities — 1.2%
AGL Resources, Inc.	8,930	491,418
UGI Corp.	14,445	729,473
(Cost $1,155,264)		1,220,891

Total Common Stocks (Cost $58,037,094)		68,387,453

Registered Investment Companies — 28.9%
iShares MSCI EAFE Index Fund (8)	121,725	8,322,338
iShares MSCI Emerging Markets Index Fund (8)	173,545	7,502,350
Oppenheimer Developing Markets Fund	198,625	7,909,235
Oppenheimer International Growth Fund	173,266	6,769,496
Total Registered Investment Companies (Cost $27,179,956)		30,503,419

Money Market Registered Investment Companies — 5.8%
Meeder Money Market Fund - Institutional Class, 0.11% (4)	6,163,612	6,163,612
Total Money Market Registered Investment Companies (Cost $6,163,612)		6,163,612

Floating Rate Demand Notes — 0.0%
Caterpillar Financial Power Investment Floating Rate Demand Note,
0.45%, 7/1/2014 (5)	300	300
Total Floating Rate Demand Notes (Cost $300)		300

U.S. Government Obligations — 0.3%
U.S. Treasury Bill, 0.11%, due 3/5/2015 (6)	300,000	299,882
Total U.S. Government Obligations (Cost $299,871)		299,882
Total Investments — 99.7% (Cost $91,680,833)(1)		105,354,666
Other Assets less Liabilities — 0.3%		345,281
Total Net Assets — 100.0%		105,699,947

Strategic Growth Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Trustee Deferred Compensation (7)
Meeder Aggressive Growth Fund	1,911	22,340
Meeder Balanced Fund	1,110	12,987
Meeder Dynamic Growth Fund	693	7,602
Meeder Muirfield Fund®	1,912	14,168
Meeder Quantex FundTM	725	27,514
Meeder Utilities & Infrastructure Fund	225	7,857
Total Trustee Deferred Compensation (Cost $63,504)		92,468

	Long Contracts	Unrealized Appreciation (Depreciation)($)

Futures Contracts
Standard & Poors 500 expiring September 2014, notional value $2,440,500	5	18,038
Standard & Poors Mid Cap 400 E-Mini expiring September 2014, notional value $1,000,510	7	12,322
Russell 2000 Mini expiring September 2014, notional value $3,213,810	27	66,188
Total Futures Contracts	39	96,548

(1)	Cost for federal income tax and financial reporting purposes are the same.

(2)	Represents non-income producing securities.

(3)	Real estate investment trust.

(4)	Investment in affiliate. The yield shown represents the 7-day yield in effect at June 30, 2014.

(5)	Floating rate security. The rate shown represents the rate in effect at June 30, 2014.

(6)	Pledged as collateral on futures contracts.

(7)	Assets of affiliates to the Strategic Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

(8)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

2014 Semiannual Report | June 30, 2014	Page 35

Schedule of Investments
June 30, 2014 (unaudited)

Quantex FundTM
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — 96.0%
Consumer Discretionary — 18.3%
AutoNation, Inc. (2)	9,685	578,001
Cablevision Systems Corp.	26,865	474,167
Darden Restaurants, Inc.	8,860	409,952
DR Horton, Inc.	21,585	530,559
Family Dollar Stores, Inc.	7,380	488,113
Fossil Group, Inc. (2)	4,015	419,648
GameStop Corp.	9,780	395,797
Gannett Co., Inc.	16,280	509,727
Goodyear Tire & Rubber Co./The	20,195	561,017
Graham Holdings Co.	725	520,630
H&R Block, Inc.	16,585	555,929
Harman International Industries, Inc.	5,880	631,688
Hasbro, Inc.	8,755	464,453
International Game Technology	26,515	421,854
Interpublic Group of Cos., Inc./The	27,210	530,867
Leggett & Platt, Inc.	15,565	533,568
Lennar Corp.	12,120	508,798
PetSmart, Inc.	6,595	394,381
PulteGroup, Inc.	23,555	474,869
Urban Outfitters, Inc. (2)	12,985	439,672
(Cost $7,556,762)		9,843,690

Consumer Staples — 1.7%
Avon Products, Inc.	27,865	407,108
Safeway, Inc.	14,785	507,717
(Cost $748,216)		914,825

Energy — 9.4%
Denbury Resources, Inc.	29,190	538,847
Diamond Offshore Drilling, Inc.	8,475	420,614
Nabors Industries, Ltd.	28,250	829,703
Newfield Exploration Co. (2)	19,565	864,773
Peabody Energy Corp.	24,550	401,393
QEP Resources, Inc.	15,715	542,168
Rowan Cos. Plc	13,625	435,046
Tesoro Corp.	8,190	480,507
WPX Energy, Inc. (2)	23,630	564,993
(Cost $4,410,556)		5,078,044

Financials — 13.3%
Apartment Investment & Management Co. (3)	18,590	599,899
Assurant, Inc.	7,255	475,565
E*TRADE Financial Corp. (2)	24,532	521,550
Genworth Financial, Inc. (2)	31,025	539,835
Hudson City Bancorp, Inc.	51,050	501,822

Quantex FundTM
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Huntington Bancshares, Inc.	49,910	476,141
Kimco Realty Corp. (3)	24,285	558,069
Legg Mason, Inc.	11,080	568,515
Macerich Co./The (3)	8,140	543,345
NASDAQ OMX Group, Inc./The	12,095	467,109
People's United Financial, Inc.	31,840	483,013
Plum Creek Timber Co., Inc. (3)	10,310	464,981
Wells Fargo & Co. Preferred (2)	1	—
Torchmark Corp.	6,165	505,037
Zions Bancorporation	16,075	473,730
(Cost $5,190,517)		7,178,611

Healthcare — 9.0%
DENTSPLY International, Inc.	9,935	470,422
Edwards Lifesciences Corp. (2)	7,285	625,344
Hospira, Inc. (2)	11,665	599,231
Laboratory Corp. of America Holdings (2)	5,250	537,600
Patterson Cos., Inc.	11,690	461,872
PerkinElmer, Inc.	11,680	547,091
Quest Diagnostics, Inc.	8,960	525,862
Tenet Healthcare Corp. (2)	11,457	537,792
Varian Medical Systems, Inc. (2)	6,175	513,390
(Cost $3,878,809)		4,818,604

Industrials — 13.4%
ADT Corp./The	11,850	414,039
Allegion PLC	10,855	615,261
Cintas Corp.	8,025	509,908
Dun & Bradstreet Corp./The	3,925	432,535
Iron Mountain, Inc.	15,720	557,274
Jacobs Engineering Group, Inc. (2)	7,710	410,789
Joy Global, Inc.	8,195	504,648
Masco Corp.	21,065	467,643
Pitney Bowes, Inc.	20,670	570,905
Quanta Services, Inc. (2)	15,260	527,691
Robert Half International, Inc.	11,470	547,578
Ryder System, Inc.	6,575	579,192
Snap-on, Inc.	4,395	520,895
Xylem, Inc.	13,915	543,798
(Cost $5,509,149)		7,202,156

Information Technology — 10.2%
Blackhawk Network Holdings, Inc. (2)	2,426	65,138
Computer Sciences Corp.	8,585	542,572
Electronic Arts, Inc. (2)	21,000	753,270
F5 Networks, Inc. (2)	5,280	588,403
First Solar, Inc. (2)	8,810	626,039

The accompanying notes are an integral part of these financial statements.

Page 36	2014 Semiannual Report | June 30, 2014

Schedule of Investments
June 30, 2014 (unaudited)

Quantex FundTM
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
FLIR Systems, Inc.	15,995	555,506
Harris Corp.	6,685	506,389
Jabil Circuit, Inc.	27,625	577,363
Teradata Corp. (2)	10,545	423,909
Total System Services, Inc.	14,475	454,660
VeriSign, Inc. (2)	8,025	391,700
(Cost $4,206,514)		5,484,949

Materials — 11.0%
Airgas, Inc.	4,290	467,224
Allegheny Technologies, Inc.	13,495	608,625
Avery Dennison Corp.	9,435	483,544
Ball Corp.	9,280	581,670
Bemis Co., Inc.	11,760	478,162
Cliffs Natural Resources, Inc.	18,340	276,017
International Flavors & Fragrances, Inc.	5,605	584,489
MeadWestvaco Corp.	13,040	577,150
Owens-Illinois, Inc. (2)	13,460	466,254
Sealed Air Corp.	14,140	483,164
United States Steel Corp.	16,320	424,973
Vulcan Materials Co.	8,075	514,781
(Cost $5,188,007)		5,946,053

Telecommunication Services — 2.2%
Frontier Communications Corp.	103,530	604,615
Windstream Holdings, Inc.	60,430	601,883
(Cost $999,388)		1,206,498

Utilities — 7.5%
AGL Resources, Inc.	10,196	561,086
CMS Energy Corp.	17,915	558,052
Integrys Energy Group, Inc.	8,845	629,145
Pepco Holdings, Inc.	25,175	691,809
Pinnacle West Capital Corp.	9,095	526,055
SCANA Corp.	10,215	549,669
TECO Energy, Inc.	27,925	516,054
(Cost $3,330,262)		4,031,870

Total Common Stocks (Cost $41,018,180)		51,705,300

Money Market Registered Investment Companies — 8.7%
Meeder Money Market Fund - Institutional Class, 0.11% (4)	4,670,714	4,670,714
Total Money Market Registered Investment Companies (Cost $4,670,714)		4,670,714

Quantex FundTM
Security Description	Shares or Principal Amount ($)	Fair Value ($)

U.S. Government Obligations — 0.6%
U.S. Treasury Bill, 0.11%, due 3/5/2015 (5)	300,000	299,882
Total U.S. Government Obligations (Cost $299,871)		299,882
Total Investments — 105.3% (Cost $45,988,765)(1)		56,675,896
Liabilities less Other Assets — (5.3%)		(2,836,573)
Total Net Assets — 100.0%		53,839,323

Trustee Deferred Compensation (6)
Meeder Aggressive Growth Fund	969	11,328
Meeder Balanced Fund	558	6,529
Meeder Dynamic Growth Fund	349	3,829
Meeder Muirfield Fund®	1,935	14,338
Meeder Quantex FundTM	1,194	45,312
Meeder Utilities & Infrastructure Fund	114	3,981
Total Trustee Deferred Compensation (Cost $48,886)		85,317

	Long Contracts	Unrealized Appreciation (Depreciation)($)

Futures Contracts
Standard & Poors Mid Cap 400 E-Mini expiring September 2014, notional value $1,429,300	10	24,340
Total Futures Contracts	10	24,340

(1)	Cost for federal income tax purposes of $46,078,876 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$11,546,416
Unrealized depreciation	(859,271)
Net unrealized appreciation (depreciation)	$10,687,145

(2)	Represents non-income producing securities.

(3)	Real estate investment trust.

(4)	Investment in affiliate. The yield shown represents the 7-day yield in effect at June 30, 2014.

(5)	Pledged as collateral on Futures Contracts.

(6)	Assets of affiliates to the Quantex FundTM held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

2014 Semiannual Report | June 30, 2014	Page 37

Schedule of Investments
June 30, 2014 (unaudited)

Utilities & Infrastructure Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — 98.6%
Electric Utility — 12.5%
Capstone Turbine Corp. (2)	239,969	362,353
Covanta Holding Corp. (2)	64,429	1,327,882
General Electric Co.	57,507	1,511,284
ITC Holdings Corp.	28,046	1,023,118
MDU Resources Group, Inc.	35,686	1,252,579
(Cost $4,166,897)		5,477,216

Natural Gas Distribution — 18.6%
Energy Transfer Equity, L.P.	27,539	1,623,149
MarkWest Energy Partners, L.P.	15,067	1,078,496
National Grid PLC - ADR (3)	11,377	846,221
ONE Gas, Inc.	3,737	141,072
ONEOK, Inc.	14,951	1,017,864
WGL Holdings, Inc.	29,755	1,282,441
Williams Cos., Inc./The (2)	37,789	2,199,630
(Cost $3,979,950)		8,188,873

Oil Exploration & Production — 4.9%
Energen Corporation	10,208	907,287
EQT Corp.	11,677	1,248,271
(Cost $1,178,043)		2,155,558

Pipelines — 16.2%
Enterprise Products Partners, L.P.	25,790	2,019,099
Kinder Morgan, Inc.	37,040	1,343,070
National Fuel Gas Co.	20,385	1,596,146
Questar Corp.	40,834	1,012,683
Spectra Energy Corp.	26,343	1,119,051
(Cost $4,575,489)		7,090,049

Telecommunication Services — 24.3%
American Tower Corp. (4)	19,127	1,721,047
AT&T, Inc.	38,375	1,356,940
BCE, Inc.	17,000	771,120
Corning, Inc.	60,829	1,335,197
QUALCOMM, Inc.	17,975	1,423,620
Telefonaktiebolaget LM Ericsson - ADR (3)	83,881	1,013,282
Telephone & Data Systems, Inc.	57,442	1,499,811
Verizon Communications, Inc.	22,321	1,092,167
Vodafone Group PLC - ADR (3)	10,960	365,954
(Cost $8,688,892)		10,579,138

Utility Services — 14.9%
Black Hills Corp.	6,649	408,182
Fluor Corp.	10,315	793,224
Macquarie Infrastructure Company, LLC.	27,466	1,713,054
NiSource, Inc.	21,939	863,080
Ormat Technologies, Inc.	21,600	622,728

Utilities & Infrastructure Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Common Stocks — continued
Quanta Services, Inc. (2)	35,418	1,224,754
UGI Corp.	17,877	902,789
(Cost $5,120,110)		6,527,811

Water Utility — 7.2%
American Water Works Co., Inc.	31,676	1,566,378
Veolia Environnement SA - ADR (3)	83,667	1,589,673
(Cost $2,448,925)		3,156,051

Total Common Stocks (Cost $30,158,306)		43,174,696

Money Market Registered Investment Companies — 1.3%
Meeder Money Market Fund - Institutional Class, 0.11% (5)	568,792	568,792
Total Money Market Registered Investment Companies (Cost $568,792)		568,792
Total Investments — 99.9% (Cost $30,727,098)(1)		43,743,488
Other Assets less Liabilities — 0.1%		23,767
Total Net Assets — 100.0%		43,767,255

Trustee Deferred Compensation (6)
Meeder Aggressive Growth Fund	1,130	13,210
Meeder Balanced Fund	651	7,617
Meeder Dynamic Growth Fund	406	4,454
Meeder Muirfield Fund®	1,843	13,657
Meeder Quantex FundTM	1,049	39,810
Meeder Utilities & Infrastructure Fund	133	4,644
Total Trustee Deferred Compensation (Cost $49,219)		83,392

(1)	Cost for federal income tax purposes of $30,829,819 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$12,640,275
Unrealized depreciation	(206,237)
Net unrealized appreciation (depreciation)	$12,434,038

(2)	Represents non-income producing securities.

(3)	American Depositary Receipt.

(4)	Real estate investment trust.

(5)	Investment in affiliate. The yield shown represents the 7-day yield in effect at June 30, 2014.

(6)	Assets of affiliates to the Utilities & Infrastructure Fund held for the benefit of the Fund’s Trustees in connection with the Trustees Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

Page 38	2014 Semiannual Report | June 30, 2014

Schedule of Investments
June 30, 2014 (unaudited)

Total Return Bond Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Registered Investment Companies — 96.1%
AllianceBernstein Bond Fund, Inc. - High Income Fund	871,247	8,416,249
AllianceBernstein Limited Duration High Income Portfolio	514,322	5,518,680
Eaton Vance Floating-Rate Advantaged Fund	618,579	6,897,155
Federated Bond Fund	889,990	8,543,904
Fidelity Capital & Income Fund	236,962	2,424,124
Goldman Sachs Strategic Income Fund	298,762	3,154,923
iShares iBoxx $ Investment Grade Corporate Bond ETF (5)	50,615	6,036,345
iShares JP Morgan USD Emerging Markets Bond ETF (5)	88,850	10,241,739
Ivy High Income Fund	1,006,835	8,819,874
Pimco Total Return ETF (5)	37,950	4,136,550
Prudential Total Return Bond Fund	354,316	5,109,233
Putnam Absolute Return 300 Fund	716,968	7,728,910
Putnam Diversified Income Trust	1,132,829	8,949,346
Sentinel Total Return Bond Fund	585,646	6,383,537
TCW Emerging Markets Income Fund	1,088,710	9,569,757
Thompson Bond Fund	592,388	7,067,192
Total Registered Investment Companies (Cost $107,481,471)		108,997,518
Money Market Registered Investment Companies — 3.7%
Meeder Money Market Fund - Institutional Class, 0.11% (2)	4,142,426	4,142,426
Total Money Market Registered Investment Companies (Cost $4,142,426)		4,142,426

U.S. Government Obligations — 0.2%
Government National Mortgage Association, 6.50%, due 7/20/2038	35,766	43,185
U.S. Treasury Bill, 0.11%, due 3/5/2015 (3)	200,000	199,921
Total U.S. Government Obligations (Cost $243,484)		243,106
Total Investments — 100.0% (Cost $111,867,381)(1)		113,383,050
Liabilities less Other Assets — (0.0%)		(42,777)
Total Net Assets — 100.0%		113,340,273

Total Return Bond Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Trustee Deferred Compensation (4)
Meeder Aggressive Growth Fund	687	8,031
Meeder Balanced Fund	401	4,692
Meeder Dynamic Growth Fund	264	2,896
Meeder Muirfield Fund®	728	5,394
Meeder Quantex FundTM	238	9,032
Meeder Utilities & Infrastructure Fund	84	2,933
Total Trustee Deferred Compensation (Cost $25,530)		32,978

	Long Contracts	Unrealized Appreciation (Depreciation)($)

Futures Contracts
10-Year U.S. Treasury Bond Futures expiring September 2014, notional value $2,743,750	20	(3,275)
Total Futures Contracts	20	(3,275)

(1)	Cost for federal income tax purposes of $111,850,201 differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,574,295
Unrealized depreciation	(79,400)
Net unrealized appreciation (depreciation)	$1,494,895

(2)	Investment in affiliate. The yield shown represents the 7-day yield in effect at June 30, 2014.

(3)	Pledged as collateral on futures contracts.

(4)	Assets of affiliates to the Total Return Bond Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

(5)	Exchange-traded fund.

The accompanying notes are an integral part of these financial statements.

2014 Semiannual Report | June 30, 2014	Page 39

Schedule of Investments
June 30, 2014 (unaudited)

Money Market Fund
Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)

Bank Obligations — 14.5%
American National Bank Deposit Account	0.20	% (2)	07/01/14	249,124	249,124
Bank Midwest Deposit Account	0.65	% (2)	07/01/14	249,404	249,404
Capital Bank Deposit Account	0.65	% (2)	07/01/14	249,000	249,000
Columbus First Bank Demand Deposit Account	0.45	% (2)	07/01/14	249,283	249,283
EverBank Money Market Account	0.61	% (2)	07/01/14	249,379	249,379
FICA Bank Deposit Program (3)	0.23%		—	15,013,644	15,013,644
First Merchants Bank Demand Account	0.25	% (2)	07/01/14	249,157	249,157
Metro City Bank Deposit Account	0.45	% (2)	07/01/14	249,282	249,282
Mid America Bank Demand Deposit Account	0.40	% (2)	07/01/14	249,240	249,240
Nationwide Bank Deposit Account	0.60	% (2)	07/01/14	249,377	249,377
Plaza Bank Deposit Account	0.55	% (2)	07/01/14	249,346	249,346
PNC Bank Deposit Account	0.20	% (2)	07/01/14	249,124	249,124
TD Bank Demand Deposit Account	0.20	% (2)	07/01/14	249,126	249,126
Total Bank Obligations (Cost $18,004,486)					18,004,486

Certificates of Deposit — 6.6%
1st State Bank of Blakely	0.40%	12/30/14	249,000	249,000
AmericanWest Bank	0.30%	06/18/15	249,000	249,000
Apple Bank for Savings	0.30%	06/11/15	249,000	249,000
Bank of Baroda	0.30%	12/15/14	249,000	249,000
Bank of China	0.35%	06/04/15	249,000	249,000
Bank of India	0.50%	09/17/14	248,000	248,000
Bank of the West	0.30%	06/04/15	249,000	249,000
Beal Bank USA	0.40%	09/24/14	249,000	249,000
Berkshire Bank	0.25%	12/29/14	249,000	249,000
CFG Community Bank	0.25%	08/27/14	249,000	249,000
Citizens Bank of PA	0.20%	09/03/14	249,000	249,000
Cole Taylor Bank	0.30%	05/29/15	249,000	249,000
Comenity Capital Bank	0.35%	06/02/15	249,000	249,000
Customers Bank	0.45%	01/15/15	248,000	248,000
Discover Bank	0.30%	06/04/15	249,000	249,000
Enterprise Bank	0.30%	01/16/15	249,000	249,000
Federal Savings Bank	0.30%	06/05/15	249,000	249,000

Money Market Fund
Security Description	Coupon/ Yield	Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)

Certificates of Deposit — continued
First Bank & Trust	0.20%	11/26/14	249,000	249,000
First Bank of Puerto Rico	0.35%	05/29/15	249,000	249,000
First Mid Illinois	0.30%	09/26/14	249,000	249,000
Home Bank NA	0.25%	12/26/14	249,000	249,000
Merrick Bank	0.30%	03/11/15	249,000	249,000
Mizrahi Tefahot Bank	0.25%	10/01/14	249,000	249,000
People's United Bank	0.25%	12/26/14	249,000	249,000
RBS Citizens	0.20%	09/03/14	249,000	249,000
S&T Bank	0.40%	06/26/15	249,000	249,000
Santander Bank	0.20%	09/11/14	249,000	249,000
State Bank of India	0.50%	09/23/14	248,000	248,000
Synchrony Bank	0.45%	06/19/15	249,000	249,000
Synovus Bank	0.40%	06/24/15	249,000	249,000
Volunteer Bank	0.20%	09/18/14	249,000	249,000
Wex Bank	0.20%	09/02/14	249,000	249,000
Xenith Bank	0.25%	09/17/14	249,000	249,000
Total Certificates of Deposit (Cost $8,214,000)				8,214,000

Corporate Obligations — 18.1%
Bath Technologies (5)	0.30	% (2)	07/03/14	555,000	555,000
Caterpillar Financial Power Investment Floating Rate Demand Note	0.45	% (4)	07/01/14	9,884,361	9,884,361
GE Demand Note	0.45	% (4)	07/01/14	9,014,495	9,014,495
Rabobank Nederland	0.27	% (4)	09/03/14	1,000,000	1,000,000
Springside Corp. Exchange Partners, LLC (5)	0.16	% (2)	07/03/14	2,000,000	2,000,000
Total Corporate Obligations (Cost $22,453,856)					22,453,856

Repurchase Agreements — 16.1%
G.X. Clarke (Collateralized by $9,911,000 various Federal National Mortgage Associations and Federal Home Loan Mortgage Corps., 1.25% - 5.375%, due 4/15/15 - 1/13/22, fair value $10,204,240). (proceeds $10,000,000), purchase date 6/24/14	0.22%	07/01/14	10,000,000	10,000,000

The accompanying notes are an integral part of these financial statements.

Page 40	2014 Semiannual Report | June 30, 2014

Schedule of Investments
June 30, 2014 (unaudited)

Money Market Fund
Security Description	Coupon/ Yield	Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)

Repurchase Agreements — continued
G.X. Clarke (Collateralized by $9,348,300 various Federal National Mortgage Associations and U.S. Treasury Notes, 0.125% - 5.375%, due 7/15/16 - 10/30/23, fair value $10,200,613) (proceeds $10,000,000), purchase date 6/26/14	0.22%	07/03/14	10,000,000	10,000,000
Total Repurchase Agreements (Cost $20,000,000)				20,000,000

U.S. Government Agency Obligations — 12.6%
Federal Farm Credit Bank	0.10	% (4)	07/28/14	5,000,000	4,999,837
Federal Farm Credit Bank	0.13	% (4)	08/23/14	5,000,000	4,999,820
Federal Farm Credit Bank	0.20	% (4)	09/24/14	5,605,000	5,606,041
Total U.S. Government Agency Obligations (Cost $15,605,698)					15,605,698

Security Description	Shares or Principal Amount ($)	Fair Value ($)

Money Market Registered Investment Companies — 32.3%
Fidelity Institutional Money Market Portfolio, 0.09% (6)	40,128,207	40,128,207
Total Money Market Registered Investment Companies (Cost $40,128,207)		40,128,207
Total Investments — 100.2% (Cost $124,406,247) (1)		124,406,247
Liabilities less Other Assets — (-0.2%)		(212,770)
Total Net Assets — 100.0%		124,193,477

Money Market Fund
Security Description	Shares or Principal Amount ($)	Fair Value ($)

Trustee Deferred Compensation (7)
Meeder Aggressive Growth Fund	812	9,492
Meeder Balanced Fund	465	5,441
Meeder Dynamic Growth Fund	290	3,181
Meeder Muirfield Fund®	1,669	12,367
Meeder Quantex FundTM	1,055	40,037
Meeder Utilities & Infrastructure Fund	95	3,317
Total Trustee Deferred Compensation (Cost $44,128)		73,835

(1)	Cost for federal income tax and financial reporting purposes are the same.

(2)
Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are based on bank prime rates or other interest rate adjustment indices. The rate shown represents the rate in effect at June 30, 2014. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(3)
The FICA bank deposits were purchased through StoneCastle Partners, LLC, an independent, privately held asset management and investment services company. The underlying bank deposits are insured through the Federal Deposit Insurance Corporation (FDIC). The interest rate varies monthly and any accrued interest is reinvested into the program on a monthly basis. For a complete list of the underlying bank deposits that make up this program, visit www.meederinvestment.com.

(4)	Floating rate security. The rate shown represents the rate in effect at June 30, 2014. The maturity date shown reflects the earlier of the next demand date or stated maturity date.

(5)
Represents a restricted security purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. Security is restricted as to resale to institutional investors, but has been deemed liquid in accordance with guidelines approved by the Board of Trustees. Bath Technologies was acquired on 10/18/1999 at a cost of $580,000. Springside Corp. Exchange Partners, LLC was acquired on 2/5/2004 at a cost of $2,000,000. As of June 30, 2014, securities restricted as to resale to institutional investors represented 2.1% of Total Investments. The fair value noted approximates amortized cost.

(6)	7-day yield as of June 30, 2014.

(7)	Assets of affiliates to the Money Market Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

2014 Semiannual Report | June 30, 2014	Page 41

Statements of Assets & Liabilities
June 30, 2014 (unaudited)

	Muirfield Fund®	Dynamic Growth Fund
Assets
Investments, at fair value*	$177,902,842	$113,003,977
Repurchase agreements, at fair value*	—	—
Investments in affiliates, at fair value and cost*	21,505,908	5,881,916
Trustee deferred compensation investments, at fair value	239,647	135,914
Receivable for net variation margin on futures contracts	1,500	1,300
Receivable for capital stock issued	153,005	63,514
Receivable from investment advisor	—	—
Interest and dividend receivable	411,858	258,716
Receivable for commissions recaptured	32,290	18,037
Prepaid expenses/other assets	24,121	17,015
Total Assets	200,271,171	119,380,389

Liabilities
Payable for securities purchased	—	—
Payable for Trustee Deferred Compensation Plan	239,647	135,914
Payable for capital stock redeemed	32,245	7,767
Dividends payable	—	—
Dividends payable - Money Market Fund - Retail Class
Dividends payable - Money Market Fund - Institutional Class
Payable to investment advisor	68,036	56,144
Accrued distribution plan (12b-1) and administrative service plan fees	163,920	109,984
Accrued transfer agent, fund accounting, CCO, and administrative fees	8,716	5,934
Accrued trustee fees	4,800	3,268
Other accrued liabilities	22,086	18,689
Total Liabilities	539,450	337,700

Net Assets	$199,731,721	$119,042,689

Net Assets
Capital	$159,723,103	$96,206,886
Accumulated undistributed (distributions in excess of) net investment income	419,704	310,534
Accumulated undistributed net realized gain (loss) from investments and futures contracts	21,999,969	12,334,261
Net unrealized appreciation (depreciation) of investments and futures contracts	17,588,945	10,191,008
Total Net Assets	$199,731,721	$119,042,689

Net Assets
Money Market Fund - Retail Class
Money Market Fund - Institutional Class
Total Net Assets

Capital Stock Outstanding (unlimited number of shares authorized, $0.10 par value)	26,945,192	10,850,462
Money Market Fund - Retail Class
Money Market Fund - Institutional Class
Total Capital Stock Outstanding

Net Asset Value, Offering and Redemption Price Per Share	$7.41	$10.97
Money Market Fund - Retail Class
Money Market Fund - Institutional Class

* Investments and affiliated investments at cost	$181,854,243	$108,732,839

The accompanying notes are an integral part of these financial statements.

Page 42	2014 Semiannual Report | June 30, 2014

Aggressive Growth Fund	Balanced Fund	Strategic Growth Fund	Quantex FundTM	Utilities and Infrastructure Fund	Total Return Bond Fund	Money Market Fund

$70,539,477	$124,185,406	$99,191,054	$52,005,182	$43,174,696	$109,240,624	$104,406,247
—	—	—	—	—	—	20,000,000
3,611,978	6,675,924	6,163,612	4,670,714	568,792	4,142,426	—
79,576	105,689	92,468	85,317	83,392	32,978	73,835
800	100	27,600	6,700	—	5,625	—
39,374	108,124	41,019	17,038	16,748	98,237	—
—	—	—	—	—	—	31,408
215,639	193,152	408,759	56,444	72,691	2,453	17,834
16,793	15,582	7,681	2,649	—	1,737	—
15,486	16,255	13,976	15,495	18,002	18,649	19,298
74,519,123	131,300,232	105,946,169	56,859,539	43,934,321	113,542,729	124,548,622

—	—	—	2,871,184	—	—	249,000
79,576	105,689	92,468	85,317	83,392	32,978	73,835
2,132	50,964	2,153	4,303	22,611	22,236	—
—	84	1	151	429	62
						123
						4,811
14,626	29,202	11,256	6,606	24,162	15,601	—
70,199	119,006	112,838	34,405	19,694	108,109	3,991
4,429	6,277	5,537	3,677	3,267	4,598	6,298
2,339	3,413	3,223	1,657	1,603	3,070	1,040
15,701	16,794	18,746	12,916	11,908	15,802	16,047
189,002	331,429	246,222	3,020,216	167,066	202,456	355,145

$74,330,121	$130,968,803	$105,699,947	$53,839,323	$43,767,255	$113,340,273	$124,193,477

$59,094,462	$113,046,287	$83,717,025	$37,793,778	$28,014,233	$113,452,595	$124,193,477
85,787	228,361	95,710	29,381	(222,662)	(137,644)	—
7,924,891	9,348,523	8,116,831	5,304,693	2,959,294	(1,487,072)	—
7,224,981	8,345,632	13,770,381	10,711,471	13,016,390	1,512,394	—
$74,330,121	$130,968,803	$105,699,947	$53,839,323	$43,767,255	$113,340,273	$124,193,477

						$62,187,628
						62,005,849
						$124,193,477

6,357,227	11,189,308	8,561,510	1,418,526	1,253,446	11,369,844
						62,187,628
						62,005,849
						124,193,477

$11.69	$11.70	$12.35	$37.95	$34.92	$9.97
						$1.00
						$1.00

$66,956,989	$122,516,666	$91,680,833	$45,988,765	$30,727,098	$111,867,381	$124,406,247

The accompanying notes are an integral part of these financial statements.

2014 Semiannual Report | June 30, 2014	Page 43

Statements of Operations
For the Period Ended June 30, 2014 (unaudited)

	Muirfield Fund®	Dynamic Growth Fund
Investment Income
Interest	$136	$79
Interest from affiliates	6,748	2,704
Dividends	1,456,166	955,671
Total Investment Income	1,463,050	958,454

Fund Expenses
Investment advisor	649,951	398,667
Transfer agent	102,716	63,787
Transfer agent - Money Market Fund - Retail Class
Transfer agent - Money Market Fund - Institutional Class
Fund accounting	26,908	23,663
Administrative	73,436	47,483
Trustee	7,378	4,900
Audit	5,841	5,841
Legal	2,811	2,811
Custody	10,923	8,197
Printing	5,904	3,763
Distribution plan (12b-1)	171,194	132,889
Distribution plan (12b-1) - Money Market Fund - Retail Class
Distribution plan (12b-1) - Money Market Fund - Institutional Class
Administrative service plan	168,343	100,996
Postage	4,592	3,348
Registration and filing	15,102	13,618
Insurance	4,024	2,167
Chief Compliance Officer	2,755	2,755
Other	7,582	7,157
Total Expenses Before Reductions	1,259,460	822,042

Expenses voluntarily reimbursed/waived by investment advisor (See Note #4)	(897)	(38,780)
Expenses contractually reimbursed/waived by investment advisor (See Note #4)	—	—
Commissions recaptured and fees received from custodian (See Note #4)	(215,217)	(135,342)
Transfer agent expenses contractually waived (See Note #4)	—	—

Net Expenses	1,043,346	647,920

Net Investment Income (Loss)	419,704	310,534

Net Realized and Unrealized Gain (Loss) from Investments
Net realized gains (losses) from investments	14,657,176	8,739,208
Net realized gains (losses) from futures contracts	215,653	216,270
Distributions of long-term realized gains by other investment companies	—	—
Net Realized Gains (Losses) from Investment Transactions, Futures Contracts, and Distributions of Long-term Realized Gains by Other Investment Companies	14,872,829	8,955,478

Net change in unrealized appreciation (depreciation) of investments and futures contracts	(3,865,042)	(2,854,186)

Net Realized and Unrealized Gain (Loss) from Investments	11,007,787	6,101,292
Net Change in Net Assets Resulting from Operations	$11,427,491	$6,411,826

The accompanying notes are an integral part of these financial statements.

Page 44	2014 Semiannual Report | June 30, 2014

Aggressive Growth Fund	Balanced Fund	Strategic Growth Fund	Quantex FundTM	Utilities and Infrastructure Fund	Total Return Bond Fund	Money Market Fund

$78	$132	$79	$61	$—	$1,010	$127,959
1,663	3,549	2,359	1,755	421	3,489	—
521,157	1,352,576	759,686	427,624	496,649	1,742,737	—
522,898	1,356,257	762,124	429,440	497,070	1,747,236	127,959

248,436	425,304	347,632	237,160	201,471	197,175	213,079
39,750	68,049	55,621	28,459	24,177	40,181
						25,340
						20,658
21,006	24,019	22,983	19,124	18,410	23,370	23,904
31,459	50,325	42,040	23,684	20,147	45,138	49,405
3,289	5,057	4,444	2,396	2,154	4,460	1,202
5,841	5,841	5,841	5,841	5,841	5,841	5,841
2,811	2,811	2,811	2,811	2,811	2,811	2,811
6,065	8,375	7,683	4,337	2,523	6,673	4,167
2,371	3,899	3,370	1,602	1,392	3,385	5,041
82,488	141,768	114,038	47,432	40,294	125,559
						3,955
						2
62,937	113,415	92,702	28,459	26,191	100,447	—
2,053	3,072	2,686	1,870	2,706	2,735	2,684
12,859	13,400	12,389	11,322	12,713	12,636	15,651
1,667	2,702	2,355	1,037	871	2,335	2,107
2,755	2,755	2,755	2,755	2,755	2,755	2,755
6,026	6,750	6,657	6,173	5,967	6,716	10,234
531,813	877,542	726,007	424,462	370,423	582,217	388,836

—	(18,542)	(81,959)	—	—	(64,136)	(298,583)
—	—	—	(59,292)	—	—	—
(94,702)	(105,362)	(63,148)	(34,439)	—	(10,798)	—
—	—	—	—	—	(10,047)	(9,016)

437,111	753,638	580,900	330,731	370,423	497,236	81,237

85,787	602,619	181,224	98,709	126,647	1,250,000	46,722

6,513,078	6,709,844	6,685,434	4,415,221	2,878,676	9,670
164,410	263,532	104,750	227,360	—	69,712
—	—	—	—	—	25,883
6,677,488	6,973,376	6,790,184	4,642,581	2,878,676	105,265

(1,998,489)	(810,887)	1,020,976	(678,052)	2,056,168	2,097,182

4,678,999	6,162,489	7,811,160	3,964,529	4,934,844	2,202,447
$4,764,786	$6,765,108	$7,992,384	$4,063,238	$5,061,491	$3,452,447	$46,722

The accompanying notes are an integral part of these financial statements.

2014 Semiannual Report | June 30, 2014	Page 45

Statements of Changes in Net Assets
For the Period Ended June 30, 2014 (unaudited) and the Year Ended December 31, 2013

	Muirfield Fund®		Dynamic Growth Fund
	2014	2013	2014	2013
Operations
Net investment income (loss)	$419,704	$187,405	$310,534	$177,379
Net realized gain (loss) from investment transactions, futures contracts, and distributions of long-term realized gains by other investment companies	14,872,829	17,519,403	8,955,478	14,845,431
Net change in unrealized appreciation (depreciation) of investments and futures contracts	(3,865,042)	18,388,739	(2,854,186)	10,113,052
Net change in net assets resulting from operations	11,427,491	36,095,547	6,411,826	25,135,862

Distributions to Shareholders
From net investment income	—	(187,406)	—	(177,380)
From net realized gain from investment transactions	—	(12,869,167)	—	(10,506,262)
Net change in net assets resulting from distributions	—	(13,056,573)	—	(10,683,642)

Capital Transactions
Issued	42,148,566	46,249,025	19,247,393	27,172,772
Reinvested	437	13,050,523	—	10,669,300
Redeemed	(15,668,234)	(34,686,165)	(9,542,230)	(41,345,834)
Net change in net assets resulting from capital transactions	26,480,769	24,613,383	9,705,163	(3,503,762)

Total Change in Net Assets	37,908,260	47,652,357	16,116,989	10,948,458

Net Assets - Beginning of Year	161,823,461	114,171,104	102,925,700	91,977,242

Net Assets - End of Year	$199,731,721	$161,823,461	$119,042,689	$102,925,700

Accumulated undistributed (distributions in excess of) net investment income	$419,704	$—	$310,534	$—

Share Transactions
Issued	5,941,622	6,896,759	1,831,337	2,662,777
Reinvested	64	1,910,291	—	1,048,793
Redeemed	(2,273,934)	(5,170,272)	(925,348)	(4,218,417)
Net change in shares	3,667,752	3,636,778	905,989	(506,847)

The accompanying notes are an integral part of these financial statements.

Page 46	2014 Semiannual Report | June 30, 2014

Aggressive Growth Fund		Balanced Fund		Strategic Growth Fund
2014	2013	2014	2013	2014	2013

$85,787	$(15,583)	$602,619	$823,955	$181,224	$311,097
6,677,488	5,974,266	6,973,376	9,945,347	6,790,184	9,136,193
(1,998,489)	8,303,612	(810,887)	6,772,174	1,020,976	8,884,158
4,764,786	14,262,295	6,765,108	17,541,476	7,992,384	18,331,448

—	—	(374,260)	(823,955)	(85,514)	(417,500)
—	(548,517)	—	(7,392,978)	—	(7,621,949)
—	(548,517)	(374,260)	(8,216,933)	(85,514)	(8,039,449)

10,677,599	25,520,032	26,823,192	39,570,813	13,545,159	23,069,477
—	548,469	374,147	8,215,987	85,513	8,039,299
(5,720,432)	(14,113,081)	(8,260,917)	(38,097,606)	(7,606,928)	(29,077,214)
4,957,167	11,955,420	18,936,422	9,689,194	6,023,744	2,031,562

9,721,953	25,669,198	25,327,270	19,013,737	13,930,614	12,323,561

64,608,168	38,938,970	105,641,533	86,627,796	91,769,333	79,445,772

$74,330,121	$64,608,168	$130,968,803	$105,641,533	$105,699,947	$91,769,333

$85,787	$—	$228,361	$2	$95,710	$—

963,026	2,695,239	2,370,993	3,609,663	1,145,439	2,063,813
—	51,307	32,400	747,060	6,924	716,662
(526,312)	(1,440,213)	(733,593)	(3,447,305)	(667,858)	(2,591,032)
436,714	1,306,333	1,669,800	909,418	484,505	189,443

The accompanying notes are an integral part of these financial statements.

2014 Semiannual Report | June 30, 2014	Page 47

Statements of Changes in Net Assets
For the Period Ended June 30, 2014 (unaudited) and the Year Ended December 31, 2013

	Quantex FundTM
	2014	2013
Operations
Net investment income (loss)	$98,709	$94,807
Net realized gain (loss) from investment transactions, futures contracts, and distributions of long-term realized gains by other investment companies	4,642,581	2,286,066
Net change in unrealized appreciation (depreciation) of investments and futures contracts	(678,052)	9,310,650
Net change in net assets resulting from operations	4,063,238	11,691,523

Distributions to Shareholders
From net investment income	(69,328)	(101,837)
From net realized gain from investment transactions	—	(1,068,448)
Net change in net assets resulting from distributions	(69,328)	(1,170,285)

Distributions to Shareholders - Money Market Fund
From net investment income (Retail Class)
From net investment income (Institutional Class)
Net change in net assets resulting from distributions

Capital Transactions
Issued	8,559,833	18,025,679
Reinvested	69,083	1,168,437
Redeemed	(3,259,305)	(8,545,053)
Net change in net assets resulting from capital transactions	5,369,611	10,649,063

Total Change in Net Assets	9,363,521	21,170,301

Net Assets - Beginning of Year	44,475,802	23,305,501

Net Assets - End of Year	$53,839,323	$44,475,802

Accumulated undistributed (distributions in excess of) net investment income	$29,381	$—

Share Transactions
Issued	239,671	592,171
Reinvested	1,859	34,253
Redeemed	(92,255)	(272,430)
Net change in shares	149,275	353,994

The accompanying notes are an integral part of these financial statements.

Page 48	2014 Semiannual Report | June 30, 2014

Utilities and Infrastructure Fund		Total Return Bond Fund		Money Market Fund
2014	2013	2014	2013	2014	2013

$126,647	$214,636	$1,250,000	$3,309,311	$46,722	$118,086
2,878,676	1,697,926	105,265	(767,526)	—	—
2,056,168	6,719,645	2,097,182	(2,548,860)	—	—
5,061,491	8,632,207	3,452,447	(7,075)	46,722	118,086

(112,686)	(214,640)	(1,387,646)	(3,309,309)
—	—	—	—
(112,686)	(214,640)	(1,387,646)	(3,309,309)

				(17,786)	(50,875)
				(28,936)	(67,211)
				(46,722)	(118,086)

6,056,009	8,258,219	26,793,858	45,778,615	195,620,691	435,368,654
109,754	209,958	1,387,430	3,308,450	20,806	59,786
(5,335,322)	(9,349,262)	(6,985,893)	(31,691,541)	(176,220,190)	(489,155,684)
830,441	(881,085)	21,195,395	17,395,524	19,421,307	(53,727,244)

5,779,246	7,536,482	23,260,196	14,079,140	19,421,307	(53,727,244)

37,988,009	30,451,527	90,080,077	76,000,937	104,772,170	158,499,414

$43,767,255	$37,988,009	$113,340,273	$90,080,077	$124,193,477	$104,772,170

$(222,662)	$(236,623)	$(137,644)	$2	$—	$—

186,146	292,474	2,715,157	4,600,576	195,620,691	435,368,654
3,332	7,317	140,435	335,050	20,806	59,786
(162,304)	(333,224)	(707,202)	(3,203,649)	(176,220,190)	(489,155,684)
27,174	(33,433)	2,148,390	1,731,977	19,421,307	(53,727,244)
The accompanying notes are an integral part of these financial statements.

2014 Semiannual Report | June 30, 2014	Page 49

Financial Highlights
For a Share Outstanding Through the Period Ended June 30, 2014 (unaudited) and
Each Fiscal Year Ended December 31,

		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (5)	Net gains (losses) on securities, futures, and options (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Tax Return of Capital	Total Distributions
Muirfield Fund® (1)(2)(3)(4)
2014	$6.95	0.02	0.44	0.46	0.00	0.00	0.00	0.00
2013	$5.81	0.01	1.75	1.76	(0.01)	(0.61)	0.00	(0.62)
2012	$5.17	(0.01)	0.65	0.64	0.00	0.00	0.00	0.00
2011	$5.60	(0.01)	(0.41)	(0.42)	(0.01)	0.00	0.00	(0.01)
2010	$4.99	0.02	0.61	0.63	(0.02)	0.00	0.00	(0.02)
2009	$4.21	0.01	0.79	0.80	(0.02)	0.00	0.00	(0.02)
Dynamic Growth Fund (1)(2)(3)(4)
2014	$10.35	0.03	0.59	0.62	0.00	0.00	0.00	0.00
2013	$8.80	0.02	2.74	2.76	(0.02)	(1.19)	0.00	(1.21)
2012	$7.68	0.00	1.12	1.12	0.00	0.00	0.00	0.00
2011	$8.14	(0.01)	(0.45)	(0.46)	0.00	0.00	0.00	0.00
2010	$7.06	0.02	1.08	1.10	(0.02)	0.00	0.00	(0.02)
2009	$5.48	0.00	1.58	1.58	0.00 *	0.00	0.00	0.00 *
Aggressive Growth Fund (1)(2)(3)(4)
2014	$10.91	0.01	0.77	0.78	0.00	0.00	0.00	0.00
2013	$8.44	(0.00)*	2.56	2.56	0.00	(0.09)	0.00	(0.09)
2012	$7.40	(0.03)	1.07	1.04	0.00	0.00	0.00	0.00
2011	$7.97	(0.07)	(0.50)	(0.57)	0.00	0.00	0.00	0.00
2010	$6.89	(0.01)	1.09	1.08	0.00	0.00	0.00	0.00
2009	$5.19	(0.01)	1.71	1.70	0.00	0.00	0.00	0.00
Balanced Fund (1)(2)(3)(4)
2014	$11.10	0.06	0.58	0.64	(0.04)	0.00	0.00	(0.04)
2013	$10.06	0.09	1.89	1.98	(0.09)	(0.85)	0.00	(0.94)
2012	$9.18	0.07	0.89	0.96	(0.08)	0.00	0.00	(0.08)
2011	$9.72	0.13	(0.57)	(0.44)	(0.10)	0.00	0.00	(0.10)
2010	$8.98	0.14	0.74	0.88	(0.14)	0.00	0.00	(0.14)
2009	$7.86	0.03	1.12	1.15	(0.03)	0.00	0.00	(0.03)
Strategic Growth Fund (1)(2)(3)(4)
2014	$11.36	0.02	0.98	1.00	(0.01)	0.00	0.00	(0.01)
2013	$10.07	0.04	2.34	2.38	(0.05)	(1.04)	0.00	(1.09)
2012	$8.90	0.00	1.17	1.17	0.00	0.00	0.00	0.00
2011	$9.71	(0.04)	(0.77)	(0.81)	0.00	0.00	0.00	0.00
2010	$8.12	0.04	1.58	1.62	(0.03)	0.00	0.00	(0.03)
2009	$5.98	(0.01)	2.15	2.14	0.00	0.00	0.00	0.00

1
Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions, excluding commissions recaptured and fees received from custodian, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

2	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

3	Total return and portfolio turnover rate are not annualized for periods of less than one full year.

The accompanying notes are an integral part of these financial statements.

Page 50	2014 Semiannual Report | June 30, 2014

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets after Reductions, Excluding Commissions Recaptured and Fees Received from Custodian	Ratio of Expenses to Average Net Assets Before Reductions	Portfolio Turnover Rate

$7.41	6.62%	$199,732	1.22%	0.49%	1.47%	1.47%	106%
$6.95	30.46%	$161,823	1.22%	0.14%	1.42%	1.54%	260%
$5.81	12.38%	$114,171	1.39%	(0.12%)	1.42%	1.58%	154%
$5.17	(7.55%)	$119,787	1.39%	(0.11%)	1.46%	1.58%	189%
$5.60	12.65%	$122,266	1.39%	0.40%	1.47%	1.60%	128%
$4.99	18.95%	$115,138	1.43%	0.17%	1.51%	1.66%	166%

$10.97	5.99%	$119,043	1.22%	0.58%	1.48%	1.55%	107%
$10.35	31.61%	$102,926	1.22%	0.20%	1.39%	1.58%	276%
$8.80	14.58%	$91,977	1.39%	(0.04%)	1.42%	1.57%	154%
$7.68	(5.65%)	$90,902	1.39%	(0.08%)	1.46%	1.57%	176%
$8.14	15.54%	$95,239	1.39%	0.23%	1.47%	1.59%	119%
$7.06	28.87%	$84,358	1.37%	(0.04%)	1.48%	1.63%	148%

$11.69	7.15%	$74,330	1.32%	0.26%	1.61%	1.61%	107%
$10.91	30.40%	$64,608	1.35%	(0.03%)	1.57%	1.65%	272%
$8.44	14.05%	$38,939	1.59%	(0.44%)	1.62%	1.74%	167%
$7.40	(7.15%)	$32,167	1.59%	(0.73%)	1.65%	1.70%	224%
$7.97	15.67%	$33,908	1.59%	(0.07%)	1.66%	1.77%	124%
$6.89	32.76%	$29,895	1.54%	(0.25%)	1.63%	1.82%	156%

$11.70	5.73%	$130,969	1.33%	1.06%	1.52%	1.55%	78%
$11.10	19.79%	$105,642	1.33%	0.85%	1.47%	1.57%	217%
$10.06	10.42%	$86,628	1.49%	0.76%	1.51%	1.58%	168%
$9.18	(4.49%)	$85,797	1.44%	1.29%	1.51%	1.60%	164%
$9.72	9.76%	$57,779	1.52%	1.51%	1.57%	1.66%	161%
$8.98	14.65%	$49,388	1.54%	0.41%	1.59%	1.72%	182%

$12.35	8.80%	$105,700	1.25%	0.39%	1.39%	1.57%	49%
$11.36	23.82%	$91,769	1.23%	0.36%	1.40%	1.58%	231%
$10.07	13.15%	$79,446	1.39%	(0.05%)	1.42%	1.58%	86%
$8.90	(8.34%)	$84,672	1.39%	(0.37%)	1.48%	1.58%	166%
$9.71	19.96%	$62,431	1.49%	0.48%	1.59%	1.70%	115%
$8.12	35.79%	$34,052	1.54%	(0.13%)	1.65%	1.80%	75%

4
Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of average net assets after reductions, excluding commissions recaptured and fees received from custodian, and ratio of expenses to average net assets before reductions are annualized for periods of less than one full year.

5	Net investment income per share is based on average shares outstanding during the period.

*	Actual amounts were less than one-half of a cent per share

The accompanying notes are an integral part of these financial statements.

2014 Semiannual Report | June 30, 2014	Page 51

Financial Highlights
For a Share Outstanding Through the Period Ended June 30, 2014 (unaudited) and
Each Fiscal Year Ended December 31,

		Income from Investment Operations				Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (5)		Net gains (losses) on securities, futures, and options (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Tax Return of Capital	Total Distributions
Quantex FundTM (3)(4)
2014	$35.04	0.07		2.89	2.96	(0.05)	0.00	0.00	(0.05)
2013	$25.46	0.09		10.45	10.54	(0.08)	(0.88)	0.00	(0.96)
2012	$21.84	0.07		3.63	3.70	(0.08)	0.00	0.00	(0.08)
2011	$22.77	0.00	**	(0.92)	(0.92)	(0.01)	0.00	0.00	(0.01)
2010	$18.48	(0.06)		4.35	4.29	0.00	0.00	0.00	0.00
2009	$10.42	(0.01)		8.07	8.06	0.00 **	0.00	0.00	0.00 **
Utilities and Infrastructure Fund (3)(4)
2014	$30.98	0.10		3.93	4.03	(0.09)	0.00	0.00	(0.09)
2013	$24.17	0.17		6.81	6.98	(0.17)	0.00	0.00	(0.17)
2012	$24.06	0.15		0.21	0.36	(0.15)	(0.10)	0.00	(0.25)
2011	$23.51	0.22		0.70	0.92	(0.37)	0.00	0.00	(0.37)
2010	$20.73	0.15		2.76	2.91	(0.13)	0.00	0.00	(0.13)
2009	$16.13	0.15		4.74	4.89	(0.16)	0.00	(0.13)	(0.29)
Total Return Bond Fund (1)(2)(3)(4)
2014	$9.77	0.12		0.21	0.33	(0.13)	0.00	0.00	(0.13)
2013	$10.15	0.38		(0.38)	(0.00)	(0.38)	0.00	0.00	(0.38)
2012	$9.73	0.44		0.41	0.85	(0.43)	0.00	0.00	(0.43)
2011*	$10.00	0.25		(0.31)	(0.06)	(0.21)	0.00	0.00	(0.21)
Money Market Fund - Retail Class (3)(4)
2014	$1.00	0.000	**	N/A	0.000 **	(0.000)**	0.000	0.000	(0.000)**
2013	$1.00	0.001		N/A	0.001	(0.001)	0.000	0.000	(0.001)
2012	$1.00	0.001		N/A	0.001	(0.001)	0.000	0.000	(0.001)
2011	$1.00	0.001		N/A	0.001	(0.001)	0.000	0.000	(0.001)
2010	$1.00	0.002		N/A	0.002	(0.002)	0.000	0.000	(0.002)
2009	$1.00	0.006		N/A	0.006	(0.006)	0.000	0.000	(0.006)
Money Market Fund - Institutional Class (3)(4)
2014	$1.00	0.001		N/A	0.001	(0.001)	0.000	0.000	(0.001)
2013	$1.00	0.001		N/A	0.001	(0.001)	0.000	0.000	(0.001)
2012	$1.00	0.002		N/A	0.002	(0.002)	0.000	0.000	(0.002)
2011	$1.00	0.002		N/A	0.002	(0.002)	0.000	0.000	(0.002)
2010	$1.00	0.003		N/A	0.003	(0.003)	0.000	0.000	(0.003)
2009	$1.00	0.008		N/A	0.008	(0.008)	0.000	0.000	(0.008)

1
Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after reductions, excluding commissions recaptured and fees received from custodian, and ratio of expenses to average net assets before reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

2	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

3	Total return and portfolio turnover rate are not annualized for periods of less than one full year.

The accompanying notes are an integral part of these financial statements.

Page 52	2014 Semiannual Report | June 30, 2014

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets after Reductions, Excluding Commissions Recaptured and Fees Received from Custodian	Ratio of Expenses to Average Net Assets Before Reductions	Portfolio Turnover Rate

$37.95	8.45%	$53,839	1.39%	0.42%	1.54%	1.79%	31%
$35.04	41.54%	$44,476	1.52%	0.27%	1.58%	1.94%	25%
$25.46	16.93%	$23,306	1.60%	0.29%	1.61%	2.06%	31%
$21.84	(4.05%)	$17,434	1.62%	0.01%	1.62%	2.06%	57%
$22.77	23.21%	$17,024	1.65%	(0.26%)	1.65%	2.17%	55%
$18.48	77.37%	$12,667	1.79%	(0.05%)	1.79%	2.39%	34%

$34.92	13.03%	$43,767	1.84%	0.63%	1.84%	1.84%	20%
$30.98	28.96%	$37,988	1.87%	0.62%	1.87%	1.99%	19%
$24.17	1.52%	$30,452	1.89%	0.63%	1.89%	2.02%	29%
$24.06	3.93%	$32,609	1.90%	0.87%	1.90%	2.02%	43%
$23.51	14.10%	$24,144	1.92%	0.70%	1.92%	2.11%	53%
$20.73	30.63%	$20,731	2.00%	0.90%	2.00%	2.20%	35%

$9.97	3.43%	$113,340	0.99%	2.49%	1.01%	1.16%	25%
$9.77	0.01%	$90,080	0.99%	3.87%	1.01%	1.19%	79%
$10.15	8.93%	$76,001	0.99%	4.45%	1.00%	1.23%	157%
$9.73	(0.57%)	$56,998	0.99%	4.97%	1.06%	1.36%	125%

$1.00	0.03%	$62,188	0.17%	0.06%	0.17%	0.71%	N/A
$1.00	0.08%	$61,288	0.22%	0.08%	0.22%	0.90%	N/A
$1.00	0.10%	$73,546	0.30%	0.10%	0.30%	0.82%	N/A
$1.00	0.11%	$78,903	0.30%	0.11%	0.30%	0.90%	N/A
$1.00	0.20%	$96,087	0.38%	0.20%	0.38%	0.86%	N/A
$1.00	0.64%	$122,142	0.55%	0.66%	0.55%	0.84%	N/A

$1.00	0.06%	$62,006	0.12%	0.11%	0.12%	0.67%	N/A
$1.00	0.14%	$43,485	0.15%	0.14%	0.15%	0.71%	N/A
$1.00	0.16%	$84,953	0.23%	0.17%	0.23%	0.63%	N/A
$1.00	0.20%	$23,231	0.21%	0.20%	0.21%	0.71%	N/A
$1.00	0.28%	$33,584	0.29%	0.29%	0.29%	0.68%	N/A
$1.00	0.75%	$46,249	0.43%	0.83%	0.43%	0.67%	N/A

4
Ratio of net expenses to average net assets, ratio of net investment income (loss) to average net assets, ratio of average net assets after reductions, excluding commissions recaptured and fees received from custodian, and ratio of expenses to average net assets before reductions are annualized for periods of less than one full year.

5	Except for Money Market Fund, net investment income per share is based on average shares outstanding during the period.

*	Commenced Operations June 30, 2011

**	Actual amounts were less than one-half of a cent per share

The accompanying notes are an integral part of these financial statements.

2014 Semiannual Report | June 30, 2014	Page 53

Notes to Financial Statements
June 30, 2014 (unaudited)

1.	Organization and Significant Accounting Policies

Meeder Funds® Trust (the “Trust”) was organized in 1982 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust offers nine separate series and is presently comprised of nine separate funds as follows: Muirfield Fund® (“Muirfield”), Dynamic Growth Fund (“Dynamic”), Aggressive Growth Fund (“Aggressive”), Balanced Fund (“Balanced”), Strategic Growth Fund (“Strategic”), Quantex FundTM (“Quantex”), Utilities and Infrastructure Fund (“Utilities”), Total Return Bond Fund (“Bond”), and Money Market Fund (“Money Market”) (each a “Fund” and collectively the “Funds”). Money Market offers two classes of shares (the Retail Class (“Retail Class”) and the Institutional Class (“Institutional Class”)). Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and transfer agent expenses. The investment objective of Muirfield, Dynamic, Aggressive, and Strategic is growth of capital. The investment objective of Balanced is growth of capital, with current income usually of secondary importance. The investment objective of Quantex is long term capital appreciation. The investment objective of Utilities is total returns, including current income and growth of income. The investment objective of Bond is total returns, including current income and capital growth. The investment objective of Money Market is current income while maintaining a stable share price of $1.00.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security valuation. All investments in securities are recorded at their estimated fair value, as described in Note #2.

Repurchase agreements. Each Fund may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term. At all times, the Fund maintains the value of collateral, including accrued interest, of at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Futures & options. Each Fund, except Money Market, may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the Fund, or which it intends to purchase. The futures and options contracts are adjusted by the daily exchange rate of the underlying currency, or index, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

To the extent that the Fund enters into futures contracts on an index or group of securities, the Fund exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the value of the index. Upon entering into a futures contract, the Fund is required to deposit an initial margin, which is either cash or securities (disclosed as pledged as collateral on the Schedules of Investments) in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where futures contracts trade, is received or paid and is recorded as an unrealized gain or loss until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract

Page 54	2014 Semiannual Report | June 30, 2014

and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Except for Money Market and Utilities, it is normal practice for each Fund to invest in futures contracts on a daily basis. The equity funds typically utilize equity index futures contracts to equitize cash positions or adjust targeted stock market exposure. Bond and the fixed income portion of Balanced can utilize Treasury futures contracts in order to adjust duration. Although Utilities is permitted to invest in futures contracts, it typically does not.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Fund to the loss of the premium paid if the Fund does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as unrealized appreciation or depreciation until closed, exercised or expired. For the six months ended June 30, 2014, there were no call or put options transacted for any of the Funds.

The Funds may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Fund records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Fund records realized gains for the entire amount of premiums received. Although permitted, it is currently not normal practice for the Funds to write call and put options and none were written during the six months ended June 30, 2014.

The fair value of derivative instruments, not accounted for as hedging instruments, as reported within the Statements of Assets and Liabilities as of June 30, 2014 was as follows:

Amount of Net Variation Margin and Unrealized Appreciation (Depreciation) on Derivatives
	Type of Derivative/Risk	Statements of Assets & Liabilities Location*	Fair Value of Variation Margin	Fair Value of Unrealized Appreciation (Depreciation)
Muirfield Fund®	Equity contracts	Assets, Receivable for net variation margin on futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	$1,500	$34,438
Dynamic Growth Fund	Equity contracts	Assets, Receivable for net variation margin on futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	1,300	37,954
Aggressive Growth Fund	Equity contracts	Assets, Receivable for net variation margin on futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	800	30,515
Balanced Fund	Equity contracts	Assets, Receivable for net variation margin on futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	100	968

2014 Semiannual Report | June 30, 2014	Page 55

Amount of Net Variation Margin and Unrealized Appreciation (Depreciation) on Derivatives
	Type of Derivative/Risk	Statements of Assets & Liabilities Location*	Fair Value of Variation Margin	Fair Value of Unrealized Appreciation (Depreciation)
Strategic Growth Fund	Equity contracts	Assets, Receivable for net variation margin on futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	$27,600	$96,548
Quantex FundTM	Equity contracts	Assets, Receivable for net variation margin on futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	6,700	24,340
Total Return Bond Fund	US Treasury Bond/Note contracts	Assets, Receivable for net variation margin on futures contracts; Net Assets, Net unrealized appreciation (depreciation) of investments and futures contracts	5,625	(3,275)

*	Unrealized appreciation (depreciation) on futures contracts is included with unrealized appreciation (depreciation) of investments on the Statements of Assets & Liabilities.

The effect of derivative instruments on the Statements of Operations for the six months ended June 30, 2014 was as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
	Type of Derivative/ Risk	Contracts as of December 31, 2013	Contracts Opened During the Period	Contracts Closed During the Period	Contracts as of June 30, 2014	Statement of Operations Location	For the Six Months Ended June 30, 2014
Muirfield Fund®	Equity contracts	15	124	124	15	Net realized gains from futures contracts	$215,653
Dynamic Growth Fund	Equity contracts	9	51	47	13	Net realized gains from futures contracts	216,270
Aggressive Growth Fund	Equity contracts	6	23	21	8	Net realized gains from futures contracts	164,410
Balanced Fund	Equity contracts	9	44	52	1	Net realized gains from futures contracts	263,532
Strategic Growth Fund	Equity contracts	47	136	144	39	Net realized gains from futures contracts	104,750

Page 56	2014 Semiannual Report | June 30, 2014

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
	Type of Derivative/ Risk	Contracts as of December 31, 2013	Contracts Opened During the Period	Contracts Closed During the Period	Contracts as of June 30, 2014	Statement of Operations Location	For the Six Months Ended June 30, 2014
Quantex FundTM	Equity contracts	26	87	103	10	Net realized gains from futures contracts	$227,360
Total Return Bond Fund	US Treasury Bond/Note contracts	0	60	40	20	Net realized gains from futures contracts	69,712

Change in Unrealized Gain or (Loss) on Derivatives Recognized in Income
	Type of Derivative/Risk	Statement of Operations Location	For the Six Months Ended June 30, 2014
Muirfield Fund®	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	$(45,050)
Dynamic Growth Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	(25,179)
Aggressive Growth Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	(13,115)
Balanced Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	(12,065)
Strategic Growth Fund	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	59,900
Quantex FundTM	Equity contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	(83,090)
Total Return Bond Fund	US Treasury Bond/Note contracts	Net change in unrealized appreciation (depreciation) of investments and futures contracts	(3,275)

Federal income taxes. It is each Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

As of and during the six months ended June 30, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the six months ended June 30, 2014, the Funds did not incur any interest or penalties.

The Funds are not subject to examination by U.S. federal and state tax authorities for tax years before 2010.

2014 Semiannual Report | June 30, 2014	Page 57

Distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Muirfield, Quantex, Dynamic, Aggressive, Balanced, and Strategic declare and pay dividends from net investment income, if any, on a quarterly basis. Utilities and Bond declare and pay dividends from net investment income on a monthly basis. Money Market declares dividends from net investment income on a daily basis and pays such dividends on a monthly basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatments of unrealized gains and losses of futures contracts held by each Fund. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences have been reclassified within the components of net assets based on their ultimate characterization for federal income tax purposes. For the year ended December 31, 2013, the Funds made the following reclassifications to increase/(decrease) the components of net assets:

	Capital	Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Undistributed Net Realized Gain (Loss) from Investments and Futures Contracts
Muirfield Fund®	$—	$1	$(1)
Dynamic Growth Fund	—	1	(1)
Aggressive Growth Fund	—	15,583	(15,583)
Strategic Growth Fund	—	106,403	(106,403)
Quantex FundTM	—	7,030	(7,030)
Utilities & Infrastructure Fund	(17,330)	(284,086)	301,416

Investment income & expenses. For Money Market, income and expenses (other than expenses attributable to a specific class) are allocated to each class of shares based on its relative net assets. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s relative net assets or other appropriate basis.

Capital Share Transactions. Money Market is authorized to issue an unlimited number of shares in the Retail Class and the Institutional Class. Transactions in the capital shares of the Fund for the six months ended June 30, 2014 and the year ended December 31, 2013 were as follows:

	2014		2013
	Amount	Shares	Amount	Shares
Retail Class
Issued	$51,711,265	51,711,265	$97,899,233	97,899,233
Reinvested	16,971	16,971	48,913	48,913
Redeemed	(50,828,263)	(50,828,263)	(110,206,483)	(110,206,483)
Net increase (decrease)	$899,973	899,973	$(12,258,337)	(12,258,337)

Institutional Class
Issued	$143,909,426	143,909,426	$337,469,421	337,469,421
Reinvested	3,835	3,835	10,873	10,873
Redeemed	(125,391,927)	(125,391,927)	(378,949,201)	(378,949,201)
Net increase (decrease)	$18,521,334	18,521,334	$(41,468,907)	(41,468,907)

Page 58	2014 Semiannual Report | June 30, 2014

Offsetting Assets & Liabilities. The Funds have adopted financial reporting rules regarding offsetting assets and liabilities and related arrangements to enable users of their financial statements to understand the effect of those arrangements on their financial positions. The Funds’ policy is to recognize a net asset/liability equal to the net variation margin for futures contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts. During the six months ended June 30, 2014, the Funds were not subject to any master netting arrangements nor were there any liability offsets to report as of June 30, 2014. The table below reflects the offsetting assets and liabilities relating to the futures contracts and repurchase agreements shown on the Statements of Assets and Liabilities at June 30, 2014.

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description/ Fund	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Assets:
Futures Contracts
Muirfield Fund®	$1,500	$—	$1,500	$—	$—	$1,500
Dynamic Growth Fund	1,300	—	1,300	—	—	1,300
Aggressive Growth Fund	800	—	800	—	—	800
Balanced Fund	100	—	100	—	—	100
Strategic Growth Fund	27,600	—	27,600	—	—	27,600
Quantex FundTM	6,700	—	6,700	—	—	6,700
Total Return Bond Fund	5,625	—	5,625	—	—	5,625

Repurchase Agreements
Money Market Fund	$20,000,000	$—	$20,000,000	$—	$—	$20,000,000

Liabilities:
N/A	N/A	N/A	N/A	N/A	N/A	N/A

Other. The Funds record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date and interest income (including amortization of premium and accretion of discount) is recognized as earned. Short-term capital gain distributions from underlying funds are classified as dividend income for financial reporting purposes. Long-term capital gains distributions are broken out as such. Discounts and premiums are amortized over the lives of the respective securities. Distributions received from partnerships are recorded as return of capital distributions. Withholding taxes on foreign dividends, if applicable, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

2.	Securities Valuations

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

2014 Semiannual Report | June 30, 2014	Page 59

Level 3 – Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (including publicly traded partnerships, real estate investment trusts, american depositary receipts, exchange traded funds, and common stock). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation and are categorized in level 1 of the fair value hierarchy.

Investments in registered open-end investment companies, including money market funds, are valued at the daily redemption value as reported by the underlying fund and are categorized in level 1 of the fair value hierarchy.

Short-term notes (including bank obligations, commercial paper, corporate obligations, Repurchase Agreements, U.S. government agency obligations, and floating rate demand notes). Short-term notes held in the Funds, except Money Market, maturing more than sixty days after the valuation date, are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When valued at last sales price, the securities will be categorized as level 1. When using bid prices or yield equivalents, they will be categorized as level 2. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity and will be categorized as level 2.

All securities held in Money Market, other than money market funds, are valued at amortized cost, which approximates fair value, and will be categorized as level 2.

Certificates of deposit. Certificates of deposit are valued at acquisition cost and will be categorized as level 2.

U.S. government obligations. U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. In either case, these securities will be categorized as level 2.

Restricted securities (equity and debt). Restricted securities for which quotations are not readily available are valued at fair value as determined by the Trustees. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

Derivative instruments (futures contracts). Listed derivative instruments that are actively traded, including futures contracts, are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

Page 60	2014 Semiannual Report | June 30, 2014

For the six months ended June 30, 2014, the Funds did not hold any assets at any time in which significant unobservable inputs were used in determining fair value. Therefore, no reconciliation of level 3 securities is provided. Also, there were no transfers between level 1 and level 2 securities. The Funds recognize transfers between fair value hierarchy levels at the end of the reporting period. The following table summarizes the inputs used to value the Funds’ assets and liabilities measured at fair value as of June 30, 2014.

Muirfield – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$150,955,845	$—	$—	$150,955,845
Registered investment companies	26,445,304	—	—	26,445,304
Money market registered investment companies	21,505,908	—	—	21,505,908
Floating rate demand notes	—	1,890	—	1,890
U.S. government obligations	—	499,803	—	499,803
Total	$198,907,057	$501,693	$—	$199,408,750
Trustee deferred compensation	$239,647	$—	$—	$239,647
Futures contracts**	$34,438	$—	$—	$34,438

Dynamic – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$95,498,717	$—	$—	$95,498,717
Registered investment companies	17,205,107	—	—	17,205,107
Money market registered investment companies	5,881,916	—	—	5,881,916
Floating rate demand notes	—	271	—	271
U.S. government obligations	—	299,882	—	299,882
Total	$118,585,740	$300,153	$—	$118,885,893
Trustee deferred compensation	$135,914	$—	$—	$135,914
Futures contracts**	$37,954	$—	$—	$37,954

Aggressive – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$52,980,637	$—	$—	$52,980,637
Registered investment companies	17,258,928	—	—	17,258,928
Money market registered investment companies	3,611,978	—	—	3,611,978
Floating rate demand notes	—	30	—	30
U.S. government obligations	—	299,882	—	299,882
Total	$73,851,543	$299,912	$—	$74,151,455
Trustee deferred compensation	$79,576	$—	$—	$79,576
Futures contracts**	$30,515	$—	$—	$30,515

Balanced – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$72,023,177	$—	$—	$72,023,177
Registered investment companies	51,661,595	—	—	51,661,595
Money market registered investment companies	6,675,924	—	—	6,675,924
Floating rate demand notes	—	831	—	831
U.S. government obligations	—	499,803	—	499,803
Total	$130,360,696	$500,634	$—	$130,861,330
Trustee deferred compensation	$105,689	$—	$—	$105,689
Futures contracts**	$968	$—	$—	$968

2014 Semiannual Report | June 30, 2014	Page 61

Strategic – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$68,387,453	$—	$—	$68,387,453
Registered investment companies	30,503,419	—	—	30,503,419
Money market registered investment companies	6,163,612	—	—	6,163,612
Floating rate demand notes	—	300	—	300
U.S. government obligations	—	299,882	—	299,882
Total	$105,054,484	$300,182	$—	$105,354,666
Trustee deferred compensation	$92,468	$—	$—	$92,468
Futures contracts**	$96,548	$—	$—	$96,548

Quantex – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$51,705,300	$—	$—	$51,705,300
Money market registered investment companies	4,670,714	—	—	4,670,714
U.S. government obligations	—	299,882	—	299,882
Total	$56,376,014	$299,882	$—	$56,675,896
Trustee deferred compensation	$85,317	$—	$—	$85,317
Futures contracts**	$24,340	$—	$—	$24,340

Utilities – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common stocks*	$43,174,696	$—	$—	$43,174,696
Money market registered investment companies	568,792	—	—	568,792
Total	$43,743,488	$—	$—	$43,743,488
Trustee deferred compensation	$83,392	$—	$—	$83,392

Total Bond – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Registered investment companies	$109,003,493	$—	$—	$109,003,493
Money market registered investment companies	4,142,426	—	—	4,142,426
U.S. government obligations	—	243,106	—	243,106
Total	$113,145,919	243,106	$—	$113,389,025
Trustee deferred compensation	$32,978	$—	$—	$32,978

Money Market – Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Bank obligations	$—	$18,004,486	$—	$18,004,486
Certificates of deposit	—	8,214,000	—	8,214,000
Corporate obligations	—	22,453,856	—	22,453,856
Repurchase agreements	—	20,000,000	—	20,000,000
U.S. government agency obligations	—	15,605,698	—	15,605,698
Money Market registered investment companies	40,128,207	—	—	40,128,207
Total	$40,128,207	$84,278,040	$—	$124,406,247
Trustee deferred compensation	$73,835	$—	$—	$73,835

*	See schedule of investments for industry classifications.

**	Futures contracts include cumulative unrealized gain/loss on contracts open at June 30, 2014.

Page 62	2014 Semiannual Report | June 30, 2014

3.	Investment Transactions

For the six months ended June 30, 2014, the cost of purchases and proceeds from sales or maturities of long-term investments for the Funds, excluding U.S. Government investments, were as follows:

	Purchases	Sales
Muirfield Fund®	$184,202,529	$172,148,378
Dynamic Growth Fund	118,475,566	110,249,458
Aggressive Growth Fund	72,520,230	68,767,176
Balanced Fund	102,431,371	84,846,997
Strategic Growth Fund	50,825,129	43,909,870
Quantex FundTM	21,242,479	14,017,873
Utilities & Infrastructure Fund	9,387,712	8,145,617
Total Return Bond Fund	45,201,326	23,575,105

For the six months ended June 30, 2014, there were no long-term U.S. Government investments purchased or sold for the Funds.

4.	Investment Advisory Fees and Other Transactions with Affiliates

Meeder Asset Management, Inc. (“MAM”), a wholly-owned subsidiary of Meeder Investment Management, Inc. (“Meeder”), provides each Fund, under a separate Investment Advisory Contract, with investment management, research, statistical and advisory services. The services of MAM will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days prior written notice by majority vote of the Fund, by the Trustees of the Fund, or by MAM. For such services the Funds pay a fee at the following annual rates:

	Percentage of Average Daily Net Assets up to $50 Million	Percentage of Average Daily Net Assets Exceeding $50 Million up to $100 Million	Percentage of Average Daily Net Assets up to $100 Million	Percentage of Average Daily Net Assets up to $200 Million	Percentage of Average Daily Net Assets Exceeding $100 Million	Percentage of Average Daily Net Assets Exceeding $200 Million
Muirfield	1.00%	0.75%	N/A	N/A	0.60%	N/A
Quantex*	1.00%	0.75%	N/A	N/A	0.60%	N/A
Utilities**	1.00%	0.75%	N/A	N/A	0.60%	N/A
Dynamic	N/A	N/A	N/A	0.75%	N/A	0.60%
Aggressive	N/A	N/A	N/A	0.75%	N/A	0.60%
Balanced	N/A	N/A	N/A	0.75%	N/A	0.60%
Strategic	N/A	N/A	N/A	0.75%	N/A	0.60%
Bond	N/A	N/A	0.40%	N/A	0.20%	N/A
Money Market***	N/A	N/A	0.40%	N/A	0.25%	N/A

*
MAM has contractually agreed to reduce its investment advisory fee by 0.25% for Quantex for average daily net assets up to $50 million. The foregoing reduction in investment advisory fees shall automatically renew annually on or about April 30th, unless MAM elects to terminate this reduction. During the six months ended June 30, 2014, $59,292 of investment advisory fees was waived in Quantex and is not subject to recoupment.

**
Under a separate Investment Subadvisory Agreement with MAM, Miller/Howard Investments, Inc. (“Miller/Howard”) serves as subadvisor of Utilities. The Investment Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty to the Fund by MAM, the Trustees of the Fund, or by the vote of a majority of the outstanding voting shares of the Fund upon not less than 30 days written notice. As subadvisor to Utilities, Miller/Howard receives a fee paid by MAM.

***	During the six months ended June 30, 2014, MAM voluntarily agreed to reduce $40,818 of investment advisory fees in Money Market.

2014 Semiannual Report | June 30, 2014	Page 63

Mutual Funds Service Co. (“MFSCo”), a wholly-owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of the following:

	Minimum Fee	Amount Per Active Shareholder Account	Percentage of Average Daily Net Assets
Muirfield	$4,000	$15	0.12%
Quantex	4,000	15	0.12%
Utilities	4,000	15	0.12%
Dynamic	4,000	15	0.12%
Aggressive	4,000	15	0.12%
Balanced	4,000	15	0.12%
Strategic	4,000	15	0.12%
Bond	4,000	15	0.08%
Retail Class	4,000	20	0.08%
Institutional Class	4,000	20	0.08%

For fixed income Funds (Bond and Money Market) that are subject to an expense cap and which are above the expense cap, the basis point fee will be reduced by 0.02%. During the six months ended June 30, 2014, MFSCo waived $10,047 and $9,016 of transfer agent fees for Bond and the Institutional Class, respectively.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo at the following annual rates:

	Percentage of Average Daily Net Assets up to $50 Million	Percentage of Average Daily Net Assets Exceeding $50 Million
Muirfield	0.10%	0.08%
Quantex	0.10%	0.08%
Utilities	0.10%	0.08%
Dynamic	0.10%	0.08%
Aggressive	0.10%	0.08%
Balanced	0.10%	0.08%
Strategic	0.10%	0.08%
Bond	0.10%	0.08%
Money Market	0.10%	0.08%

Page 64	2014 Semiannual Report | June 30, 2014

MFSCo serves as accounting services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of a minimum fee or at a rate based on the percentage of average daily net assets. The annual rates are as follows:

	Minimum Fee	Percentage of Average Daily Net Assets up to $10 Million	Percentage of Average Daily Net Assets Exceeding $10 Million up to $30 Million	Percentage of Average Daily Net Assets Exceeding $30 Million up to $80 Million	Percentage of Average Daily Net Assets Exceeding $80 Million
Muirfield	$7,500	0.15%	0.10%	0.02%	0.01%
Quantex	7,500	0.15%	0.10%	0.02%	0.01%
Utilities	7,500	0.15%	0.10%	0.02%	0.01%
Dynamic	7,500	0.15%	0.10%	0.02%	0.01%
Aggressive	7,500	0.15%	0.10%	0.02%	0.01%
Balanced	7,500	0.15%	0.10%	0.02%	0.01%
Strategic	7,500	0.15%	0.10%	0.02%	0.01%
Bond	7,500	0.15%	0.10%	0.02%	0.01%
Money Market	30,000	0.15%	0.10%	0.02%	0.01%

For the six months ended June 30, 2014, MAM voluntarily reduced its fees and/or reimbursed expenses (excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses), to limit the total annual operating expenses of the Funds. Such reductions and/or reimbursements are limited to the total of fees charged to each Fund or Class by MAM and MFSCo. For the six months ended June 30, 2014, the annual operating expense limitations and amounts reimbursed for each Fund are as follows:

	Ratio of Net Expenses to Average Net Assets	Voluntary Expense Reimbursements
Muirfield	1.22%	$897
Quantex*	1.39%	—
Utilities	1.84%	—
Dynamic	1.22%	38,780
Aggressive	1.32%	—
Balanced	1.33%	18,542
Strategic	1.25%	81,959
Bond	0.99%	64,136
Retail Class	0.17%	138,166
Institutional Class	0.12%	119,599

*	$59,292 of investment advisory fees was contractually waived and is not subject to recoupment as noted on page 63.

2014 Semiannual Report | June 30, 2014	Page 65

Expenses were contractually reimbursed in 2012 for Muirfield, Dynamic, Balanced, Strategic, and Bond in the amounts of $40,054, $29,382, $32,787, $28,319, and $52,431, respectively. These contractual expense reimbursements are subject to repayment by the applicable Fund before December 31, 2015. For Quantex, $55,151 of investment advisory fees was contractually waived in 2012 and is not subject to recoupment. Expenses were contractually reimbursed in 2013 for Muirfield, Dynamic, Aggressive, Balanced, Strategic, and Bond in the amounts of $49,794, $40,570, $1,137, $28,346, $42,790, and $42,868, respectively. These contractual expense reimbursements are subject to repayment by the applicable Fund before December 31, 2016. For Quantex, $88,884 of investment advisory fees was contractually waived in 2013 and is not subject to recoupment.

Certain Funds have entered into an agreement with the Trust’s custodian, The Huntington National Bank (“HNB”), whereby HNB receives distribution, service, and administration fees (collectively the “fees”) from the underlying security holdings of the Funds, and forwards those fees to the appropriate Funds. The Funds use the fees received to reduce the gross expenses of each Fund. It is possible that the Funds may invest in security holdings in which fees are not paid. As such, the gross expenses of a Fund would not be decreased. Also, without this agreement it is likely that the Funds would not collect any fees from underlying security holdings. For the six months ended June 30, 2014, gross expenses were reduced by the following amounts:

Amount Received to Reduce Gross Expenses
Balanced	$639
Bond	660

Certain Funds have entered into a directed brokerage agreement with ConvergEx Group, an independent broker/dealer, whereby Fund expenses are reduced. The Funds use these amounts received to reduce the gross expenses of each Fund. It is possible that the Funds may invest in security holdings in which brokerage fees are not recaptured. As such, the gross expenses of a Fund would not be decreased. Also, without this agreement it is likely that the Funds would not recapture any fees from portfolio transactions. For the six months ended June 30, 2014, commissions recaptured through directed brokerage arrangements were as follows:

Amount Received to Reduce Gross Expenses
Muirfield	$215,217
Dynamic	135,342
Aggressive	94,702
Balanced	104,723
Strategic	63,148
Quantex	34,439
Bond	10,138

Pursuant to Rule 12b-1 of the 1940 Act, the Funds have adopted a written plan to pay certain expenses out of fund assets relating to the sale and distribution of its shares, including, but not necessarily limited to, compensation to dealers, advisors (including affiliates of Meeder), advertising, marketing, printing and mailing of prospectuses, and certain telephone related expenses. In addition, an Administrative Services Plan has been adopted for each Fund of the Trust, except Money Market, to pay service organizations that provide administrative support services to their customers who own shares of record, or beneficially, of the Funds. The annual adopted distribution plan and administrative services plan maximum limitations are as follows:

Page 66	2014 Semiannual Report | June 30, 2014

	Maximum Annual 12b-1 Plan Expense Limitations as a Percentage of Average Daily Net Assets	Maximum Annual Administrative Services Plan Expense Limitations as a Percentage of Average Daily Net Assets
Muirfield	0.20%	0.20%
Quantex	0.20%	0.20%
Utilities	0.25%	0.20%
Dynamic	0.25%	0.20%
Aggressive	0.25%	0.20%
Balanced	0.25%	0.20%
Strategic	0.25%	0.20%
Total Bond	0.25%	0.20%
Retail Class	0.20%	N/A
Institutional Class	0.03%	N/A

The Funds have adopted a Deferred Compensation Plan (the “Plan”) for the independent Trustees. Under the Plan, each eligible Trustee is permitted to defer all or a portion of the trustees fees payable by any of the Funds as an investment into any combination of Funds until a specified point of time. The investment into the Funds is recorded as an asset however an offsetting liability is also recorded for the deferred payment. Once the eligible Trustees’ deferral amounts can be distributed, a lump sum or generally equal annual installments over a period of up to ten (10) years can be made to the eligible Trustee(s). The Funds may terminate this Plan at any time.

Certain trustees and officers of the Funds are also officers or directors of Meeder, MAM, and MFSCo.

During the six months ended June 30, 2014, several of the Funds invested in the Money Market Fund, an affiliate, as described in Section 2(a)(3) of the Investment Company Act of 1940. As of June 30, 2014, the 7-day yield of the Institutional Class was 0.11%. The purchases/sales amounts in the following table are presented on a gross basis, while the statement of changes in net assets shows subscriptions and redemptions into and out of the Institutional Class on a net basis. A summary of the Funds’ investments in this affiliate during the year is noted below:

	12/31/13 Fair Value	Purchases	Sales	6/30/14 Cost	Income	6/30/14 Fair Value
Muirfield Fund®	$6,371,521	$52,237,356	$(37,102,969)	$21,505,908	$6,748	$21,505,908
Dynamic Growth Fund	3,939,573	17,283,950	(15,341,607)	5,881,916	2,704	5,881,916
Aggressive Growth Fund	2,252,733	11,414,925	(10,055,680)	3,611,978	1,663	3,611,978
Balanced Fund	4,825,673	27,299,146	(25,448,895)	6,675,924	3,549	6,675,924
Strategic Growth Fund	7,012,251	19,864,172	(20,712,811)	6,163,612	2,359	6,163,612
Quantex FundTM	3,502,332	7,233,776	(6,065,394)	4,670,714	1,755	4,670,714
Utilities & Infrastructure Fund	766,924	6,033,854	(6,231,986)	568,792	421	568,792
Total Return Bond Fund	4,283,602	30,748,209	(30,889,385)	4,142,426	3,489	4,142,426

2014 Semiannual Report | June 30, 2014	Page 67

5.	Federal Tax Information

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Short-Term Capital Gains	Net Long-Term Capital Gains	Tax Return of Capital	Total Dividends Paid*
Muirfield Fund®	$187,286	$8,348,387	$4,520,781	$—	$13,056,454
Dynamic Growth Fund	177,368	7,337,091	3,169,172	—	10,683,631
Aggressive Growth Fund	—	—	548,517	—	548,517
Balanced Fund	823,964	4,667,755	2,725,223	—	8,216,942
Strategic Growth Fund	311,092	3,457,716	4,270,636	—	8,039,444
Quantex FundTM	94,759	112,273	963,205	—	1,170,237
Utilities & Infrastructure Fund	214,711	—	—	—	214,711
Total Return Bond Fund	3,309,309	—	—	—	3,309,309
Money Market Fund	124,107	—	—	—	124,107

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2012 were as follows:

	Ordinary Income	Net Short-Term Capital Gains	Net Long-Term Capital Gains	Tax Return of Capital	Total Dividends Paid*
Muirfield Fund®	$509	$—	$—	$—	$509
Dynamic Growth Fund	—	—	—	—	—
Aggressive Growth Fund	—	—	—	—	—
Balanced Fund	662,800	—	—	—	662,800
Strategic Growth Fund	—	—	—	—	—
Quantex FundTM	70,336	—	—	—	70,336
Utilities & Infrastructure Fund	208,323	—	127,080	—	335,403
Total Return Bond Fund	3,055,897	—	—	—	3,055,897
Money Market Fund	228,128	—	—	—	228,128

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Dividends Payable	Accumulated Capital and Other Gains and (Losses)	Unrealized Appreciation/(Depreciation)**	Total Accumulated Earnings/(Deficit)
Muirfield Fund®	$5,429,466	$(119)	$1,777,281	$21,374,499	$28,581,127
Dynamic Growth Fund	3,040,345	(11)	401,582	12,982,061	16,423,977
Aggressive Growth Fund	517,811	—	803,601	9,149,461	10,470,873
Balanced Fund	2,240,660	(132)	150,160	9,140,980	11,531,668
Strategic Growth Fund	906,926	(5)	456,374	12,712,757	14,076,052
Quantex FundTM	366,940	(190)	492,903	11,191,982	12,051,635
Utilities & Infrastructure Fund	97,450	(906)	(149,828)	10,857,501	10,804,217
Total Return Bond Fund	115	(113)	(1,571,563)	(605,562)	(2,177,123)
Money Market Fund	3,456	(3,456)	—	—	—

*	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

**
The differences between book- and tax-basis unrealized appreciation/(depreciation) are attributable primarily to: deferral of post October losses, wash sales, and the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments.

Page 68	2014 Semiannual Report | June 30, 2014

For federal income tax purposes, the following Funds have capital loss carryforwards as of December 31, 2013, which are available to offset future capital gains, if any. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

Capital Loss Carryforwards	Amount	Tax Character
Total Return Bond Fund	$1,571,563	Short-term
Utilities & Infrastructure Fund	149,828	Short-term

6.	Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of June 30, 2014, account holders that held more than 25% of the voting securities of the Funds and may be deemed to control the Funds are as follows:

	Name of Account Holder	Percent of Voting Securities
Muirfield Fund®	Nationwide Trust Company, FSB and certain affiliates held for the benefit of others	34%
Dynamic Growth Fund	Nationwide Trust Company, FSB and certain affiliates held for the benefit of others	48%
Aggressive Growth Fund	Nationwide Trust Company, FSB and certain affiliates held for the benefit of others	52%
Balanced Fund	Nationwide Trust Company, FSB and certain affiliates held for the benefit of others	53%
Strategic Growth Fund	Nationwide Trust Company, FSB and certain affiliates held for the benefit of others	78%
Quantex FundTM	Nationwide Trust Company, FSB and certain affiliates held for the benefit of others	27%
Total Return Bond Fund	Nationwide Trust Company, FSB and certain affiliates held for the benefit of others	56%
Money Market Fund – Institutional Class	Carey & Co. held for the benefit of others	92%

2014 Semiannual Report | June 30, 2014	Page 69

Trustees and Officers (unaudited)

Certain trustees and officers of the Funds are also officers or directors of Meeder, MAM, and MFSCo. The Trustees oversee the management of the Trust and elect its officers. The officers are responsible for the Funds’ day-to-day operations. The Trustees’ and officers’ names, addresses, years of birth, positions held with the Trust, and length of service with the Meeder Funds® are listed below. Also included is each Board member’s principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Those Trustees who are “interested persons”, as defined in the 1940 Act, by virtue of their affiliation with the Trust, are indicated by an asterisk (*).

Name, Address1, and Year of Birth	Year First Elected a Trustee or Officer of the Trust	Position and Number of Funds Overseen2	Principal Occupation During Past Five Years and Other Directorships Held
Robert S. Meeder, Jr.* Year of Birth: 1961	1992	Trustee and President	President of Meeder Asset Management, Inc.
Jack W. Nicklaus** Year of Birth: 1961	1998	Trustee	Designer, Nicklaus Design, a golf course design firm and division of The Nicklaus Companies.
Stuart M. Allen** Year of Birth: 1961	2006	Trustee	President of Gardiner Allen DeRoberts Insurance LLC, an insurance agency; Chairman of the Trust’s Audit Committee.
Anthony D’Angelo** Year of Birth: 1959	2006	Trustee	General Manager, WSYX ABC 6/WTTE-TV Fox 28/WWHO television stations, Columbus, Ohio, operated by Sinclair Broadcast Group (2014 – present); Director of Sales (2004 – 2014); Lead Trustee of the Trust.
Dale W. Smith Year of Birth: 1959	2006	Vice President	Chief Financial Officer of Meeder Asset Management, Inc. (2005 – present); formerly Senior Vice President of Financial Services of BISYS Fund Services (1996 – 2004).
Mary “Maggie” Bull Year of Birth: 1966	2011	Chief Compliance Officer
Chief Compliance Officer, Legal Counsel and Anti-Money Laundering Officer of the Funds (2011 – present); Independent Legal Consultant (2007 – 2010); Assistant General Counsel of Nationwide (2006 – 2007).

Bruce E. McKibben Year of Birth: 1969	2002	Treasurer	Director of Fund Accounting of Mutual Funds Service Co., the Trust’s transfer agent (1997 – present). Interim Chief Operating Officer of Meeder Asset Management, Inc. (June 2008 – October 2008).
Ruth Kirkpatrick Year of Birth: 1951	2009	Secretary, pro tempore	Senior Legal Specialist of Meeder Asset Management, Inc.

1	The address of each Trustee is 6125 Memorial Drive, Dublin, OH 43017.

2	Each Trustee serves for an indefinite term, until his or her resignation, death, or removal. Each Trustee oversees all nine Funds in the Trust.

*	Robert S. Meeder, Jr. is deemed an “interested person” of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Trust.

**	Each independent Trustee is a member of the Trust’s Audit Committee, Compensation Committee, and Nominating Committee.

The Statement of Additional Information includes additional information about each Trustee and is available without charge. To obtain a copy of the Statement of Additional Information, please contact your financial representative or call toll free 1-800-325-3539.

Page 70	2014 Semiannual Report | June 30, 2014

Other Information

The Funds file their complete schedules of portfolios holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. In addition, Money Market Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. The Funds’ Forms N-Q and N-MFP are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ schedules of positions are also available on the Funds’ website at www.meederfunds.com.

A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities, and information regarding how the Funds voted these proxies for the 12-month period ended June 30, 2014, is available on the SEC’s website at http://www/sec.gov, or, without charge, upon request by calling toll-free 1-800-325-3539.

2014 Semiannual Report | June 30, 2014	Page 71

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Manager and Investment Advisor

Meeder Asset Management, Inc.
6125 Memorial Drive
P.O. Box 7177
Dublin, Ohio 43017

Subadvisor/Utilities and Infrastructure Fund

Miller/Howard Investments, Inc.
141 Upper Byrdcliffe Road, P.O. Box 549
Woodstock, New York 12498

Board of Trustees

Stuart Allen
Anthony D’Angelo
Robert S. Meeder
Jack Nicklaus II

Custodian

The Huntington National Bank
Columbus, Ohio 43215

Transfer Agent & Dividend Disbursing Agent

Mutual Funds Service Co.
6125 Memorial Drive
Dublin, Ohio 43017

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, Ohio 44115

6125 Memorial Drive  Dublin, Ohio 43017

Semiannual Report
June 30, 2014

Mutual funds can be a quick, efficient, cost-effective way to achieve investment diversification. The investment options available through Meeder Funds® are suitable for a wide range of investors, from the conservative-minded to the growth-oriented, to help investors achieve their individual financial goals.

We provide professional management, ongoing supervision of clients’ holdings, automatic diversification and e-Delivery of statements and fund mailings: all important elements of a well-rounded investment plan.

No matter what your objectives may be, Meeder Funds® can help you make the most of your personal investment plan and help you achieve your individual financial goals.

Managed by Meeder Asset Management, Inc.
6125 Memorial Drive, Dublin, Ohio 43017

Call Toll Free: 800-325-3539
Local: 614-760-2159
Fax: 614-766-6669

www.meederfunds.com
meederfunds@meederinvestment.com

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.  Audit Committee Financial Expert.

Currently, the Meeder Funds (the “Funds”) do not have an Audit Committee member who possesses all of the attributes required to be an "audit committee financial expert" as defined in instruction 2(b) of Item 3 of Form N-CSR. However, the Board of Trustees believes that each member of the Audit Committee has substantial experience relating to the review of financial statements and the operations of audit committees. Accordingly, the Board of Trustees believes that the members are qualified to evaluate the Funds’ financial statements, supervise the Funds’ preparation of its financial statements, and oversee the work of the Funds’ independent auditors.  The Board of Trustees also believes that, although no single Audit Committee member possesses all of the attributes required to be an “audit committee financial  expert”, the Audit Committee members collectively as a group possess the attributes required to be an “audit committee  financial expert.”

Item 4.  Principal Accountant Fees and Services.

(a) – (d)  Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2014	2013
Audit Fees	$74,250	$72,000
Audit-Related Fees	300	600
Tax Fees	22,500	22,500
All Other Fees	2,900	1,800

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements.  Tax fees include amounts related to tax compliance, tax planning, and tax advice.  All other fees include amounts related to the registrant’s annual filing of Form N1A.

(e)(1)  A purpose of the Audit Committee is to approve the engagement of the registrant’s independent auditors (i) to render audit and non-audit services for the registrant in accordance with Rule 2-01(c)(7)(i) of Regulation S-X, subject to the waiver provisions set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X, and (ii) to render non-audit services for the registrant’s investment advisors (other than a sub-advisor whose role is primarily portfolio management and is subcontracted or overseen by another investment advisor) and any other entity controlling by, or under common control with the investment advisor that provides ongoing services to the registrant, in each case under (ii) if the engagement relates directly to the operations and financial reporting of the registrant, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, subject to waiver provisions set forth in Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(2)  100% of services included in (b) – (d) above were approved pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)  Not applicable.

(g)  The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant were $24,100 and $43,100 respectively.

(h)  Not applicable.

Items 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)  Code of Ethics filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act(17 CFR270.30a-2(a)).  Filed herewith as EX-99.CERT.

(b) Certifications of principal executive officer and principal financial officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. ss.1350.  Filed herewith as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Meeder Funds

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date:	September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date:	September 5, 2014

By:	/s/ Robert S. Meeder, Jr.
Robert S. Meeder, Jr., President

Date:	September 5, 2014